As filed with the Securities and Exchange Commission on September 15, 2011

Securities Act File No. 333-163614
Investment Company Act File No. 811-22363

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 8	☒
(Check appropriate box or boxes.)

The SteelPath MLP Funds Trust
(Exact Name of Registrant As Specified in Charter)

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 740-6040

Gabriel Hammond
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201
(Name and Address of Agent for Service)

Copies of Communications to:
Robert J. Zutz
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006
(202) 778-9000

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☒ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE STEELPATH MLP FUNDS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus

Statement of Additional Information

Part C

Signature Page

Exhibits

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

[           ] [  ], 2011

SteelPath MLP and Infrastructure Debt Fund
Class A Shares (_____)
Class C Shares (_____)
Class I Shares  (_____)

A series of The SteelPath MLP Funds Trust

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

This prospectus discusses the SteelPath MLP and Infrastructure Debt Fund (the “Fund”), a series of The SteelPath MLP Funds Trust, a Delaware statutory trust. The Fund is managed by SteelPath Fund Advisors, LLC (the “Advisor”).

This prospectus includes information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Fund’s shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

SteelPath MLP and Infrastructure Debt Fund

Class A Shares
Class C Shares
Class I Shares

A series of The SteelPath MLP Funds Trust

Summary

Investment Objectives/Goals:  The SteelPath MLP and Infrastructure Debt Fund (the “Fund”) seeks to provide investors with a high level of current income and, as a secondary objective, capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for front-end sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the funds in The SteelPath MLP Funds Trust (the “Trust”). More information about these and other discounts is available from your financial professional and in “The Fund’s Share Classes” starting on page __ of this prospectus and in “Additional Information Regarding Sales Charges” starting on page __ of the Fund’s Statement of Additional Information.

	Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		NONE		NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds) (imposed on Class C shares redeemed within one year of purchase)	NONE	(a)	1.00%		NONE
Maximum Account Fee (Accounts With Less than $10,000)	$24		$24		$24
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		NONE
Other Expenses(b)	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%
Fee Limitation and/or Expense Reimbursement(c)	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	[	]%	[	]%	[	]%

(a)
If you purchase $1,000,000 or more of Class A Shares of the Fund and sell the shares within 12 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

(b)	Based on estimated amounts for the current fiscal year.

(c)
The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least [     ] to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, such as deferred income tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs and extraordinary expenses, such as litigation) exceed [  ]% for Class A shares, [  ]% for Class C shares and [  ]% for Class I shares.  The Advisor can be reimbursed by the Fund on a rolling basis within three years after a fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. The fee limitation and/or expense reimbursement may be terminated or amended prior to [           ] with the approval of the Trust’s Board of Trustees (“Board”).

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares:
1 Year	3 Years
$[ ]	$[ ]

Class C Shares:
1 Year	3 Years
$[ ]	$[ ]

Class I Shares:
1 Year	3 Years
$[ ]	$[ ]

You would pay the following expenses if you did not redeem your shares:

Class A Shares:
1 Year	3 Years
$[ ]	$[ ]

Class C Shares:
1 Year	3 Years
$[ ]	$[ ]

Class I Shares:
1 Year	3 Years
$[ ]	$[ ]

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Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this prospectus.

Principal Investment Strategies of the Fund:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the debt securities of master limited partnerships (“MLPs”), public and private companies in the energy infrastructure industry and their corporate affiliates.  The MLPs and energy infrastructure companies in which the Fund will invest include businesses engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream Companies”), (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream Companies”), (iii) processing, treating, and refining of natural gas liquids and crude oil (“Downstream Companies”), and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy Companies”).  The Fund may invest in energy infrastructure companies of all market capitalization ranges.  The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund will invest in debt securities, including high yield debt securities, of large, well-capitalized publicly traded energy infrastructure companies and MLPs and their affiliates.  The high yield debt securities in which the Fund will invest are rated BB or lower by Standard & Poor’s Ratings Services (“S&P”) and/or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be of comparable quality by the Advisor.  The Fund also will invest in the secured debt and equity of private joint ventures with little or no operating history formed to build energy-related projects, called “Greenfield Projects,” government securities and short-term debt securities, including money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less.  The Fund’s equity investments generally will include the common and preferred units of MLPs, and the common stock, preferred stock, warrants and convertible securities of energy infrastructure companies, their affiliates and affiliates of MLPs, private equity investments, including private investments in public equity (“PIPEs”), pay-in-kind securities and other private or restricted securities.  The Fund’s direct investments in the debt and equity securities of MLPs will not exceed 25% of the Fund’s net assets at the time of investment.  The Fund may seek leverage through borrowings.

The Advisor relies on its disciplined investment process in determining investment selection and weightings.  The Advisor’s investment process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies.  Through this process, the Advisor seeks to invest in MLPs and energy infrastructure companies with a strong management team, consistent internal valuations, stable cash flows and limited commodity price risk.  The Advisor seeks capital appreciation through investments in Midstream Companies owning and operating assets that generate revenues based on the volume of natural gas, natural gas liquids, crude oil, refined products or coal handled or transported and Greenfield Projects that are integrated with a company’s existing energy infrastructure assets.

The Advisor seeks niche investment opportunities for the Fund that provide a considerable current income component with a focus on capital preservation.  The Advisor’s investment selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will seek to invest in MLPs that invest in, and energy infrastructure companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

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MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their common interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market.  MLPs’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation.

Principal Risks of Investing in the Fund:

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Borrowing Risk.  The use of leverage through borrowing may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the MLPs or other investments purchased with the borrowings. Successful use of a borrowing strategy depends on the Advisor’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the Investment Company Act of 1940 (“1940 Act”) and the terms of its credit facility with the lender. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Concentration Risk.   Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy sector.  A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

Debt Securities Risk.  Debt securities generally are subject to three types of risk: interest rate risk, credit risk and prepayment risk.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.  It is the risk that when the general level of interest rates goes up, the prices of most debt securities go down. Conversely, when the general level of interest rates goes down, the prices of most debt securities go up. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Prepayment risk refers to the risk that issuers may prepay fixed rate obligations when interest rates fall forcing the Fund to invest in obligations with lower interest rates than the original obligations.

Equity Securities Risk.  The equity securities of MLPs and energy infrastructure companies, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of the common stock of energy infrastructure companies and the common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

The Fund’s investments in equity securities may include the common and preferred units of MLPs and the common stock, preferred stock, warrants and securities convertible into common stocks of energy infrastructure companies and their affiliates and affiliates of MLPs.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Preferred stocks and convertible securities are sensitive to movements in interest rates.  In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

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Greenfield Projects Risk.  Greenfield Projects are private joint ventures with limited or no operating history formed to construct energy-related projects.  An investment in a Greenfield Project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy.  Greenfield Projects also may be illiquid.

High Yield Securities Risk. Investing in high yield, non-investment grade bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

Industry Specific Risk.  MLPS and energy infrastructure companies also are subject to risks specific to the industry they serve, including, but not limited to, the following:

•	fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed;

•	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP;

•	slowdowns in new construction and acquisitions can limit growth potential;

•	a sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect MLP revenues and cash flows;

•	depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure company or MLP to make distributions;

•	changes in the regulatory environment could adversely affect the profitability of energy infrastructure companies and MLPs;

•	extreme weather or other natural disasters could impact the value of energy infrastructure and MLP securities;

•	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

•	threats of attack by terrorists on energy assets could impact the market for energy infrastructure and MLP securities.

Issuer Risk.   The value of debt or equity issued by an MLP or a corporation may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Leverage Risk.  The use of leverage involves special risks and is speculative.  Leverage exists when the Fund obtains the right to a return on an investment that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested.  Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposure.

Liquidity Risk.   Certain debt and equity securities of MLPs and energy infrastructure companies, Greenfield Projects and other private equity investments may trade less frequently than those of larger companies due to their smaller capitalizations.  In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Additionally, it may be difficult for the Fund to sell an investment in a Greenfield Project prior to the issuance of pay-in-kind securities by the joint venture.  As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to shareholders.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

5

Market Risk    The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Equity Risk.   Investments in the debt and equity securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price.

MLP Equity Tax Risk.   MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

Non-Diversification Risk.   The Fund is a non-diversified investment company under the 1940 Act.  Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.

Pay-In-Kind Securities Risk.  Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate.

PIPEs Risk.  PIPEs generally involve the purchase of stock at a discount to the current market value per share for the purpose of raising capital.  In a PIPE transaction, a public company typically issues unregistered securities to investors at a discount to the price of the issuer’s common stock and commits to registering the securities with the Securities and Exchange Commission (“SEC”) so they can be resold to the public, typically within 90-120 days.  PIPEs involve the risks that the issuer will not register the securities, that the registration will negatively impact the market value of the securities and that there will not be an active market for the securities.

Private Equity Risk.  Private equity investments may be subject to greater risks than investments in publicly traded companies.  Little public information exists about many private equity companies and the Fund will rely on the Advisor to obtain adequate information to evaluate the potential risks and returns associated with an investment in these companies.  If the Advisor is not able to obtain all material information, the Fund could lose some or all of its investment.  Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolio had managed a mutual fund prior to that time.

6

Restricted Securities Risk.  The Fund may purchase illiquid securities and restricted securities, which are not readily marketable and are not registered under the Securities Act of 1933 (“1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act.  Restricted securities may be less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

RIC Qualification Risk.  To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements.  The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements.  The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships, which include MLPs.  The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships.  If the Fund’s MLP investments exceed this 25% limitation, which could occur if the Fund’s investment in an MLP affiliate is recharacterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC.  If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

U.S. Government Securities Risk.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk, as discussed in “Debt Securities Risk.”

Past Performance:

Performance information is not included because the Fund has not commenced operations prior to the date of this prospectus.

Investment Advisor:

SteelPath Fund Advisors, LLC

Portfolio Managers:

Gabriel Hammond, Founder and Manager of the Advisor since its formation in 2009. Mr. Hammond has been a portfolio manager of the Fund since its inception in 2011.

Stuart Cartner, Member of the Advisor since its formation in 2009. Mr. Cartner has been a portfolio manager of the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

To open an account, your first investment must be at least $3,000. Subsequent investments in the Fund may be made in any amount of $100 or more.  In special circumstances, these minimums may be waived or modified at the Fund’s discretion. Call your broker-dealer, investment professional or financial institution to determine whether they impose any additional limitations.

You may purchase or sell (redeem) shares of the Fund on any day the New York Stock Exchange is open for business.  You may purchase or redeem shares directly from the Fund by calling 1-888-614-6614 (toll free) or by writing to the Fund, indicating your name, the Fund’s name, your account number and the dollar amount of shares that you wish to purchase or redeem, at SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI  53233-2175 (regular mail) or SteelPath MLP Funds Trust, c/o UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, WI  53233 (express/overnight mail).  You also may purchase or redeem shares online at www.steelpath.com or through your financial intermediary.

7

Tax Information:

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION ABOUT THE FUND

To help you better understand the Fund, this section provides a detailed discussion of the Fund’s principal investment strategies and risks, the Advisor’s due diligence process, and the MLPs in which the Fund invests.

The Fund’s investment objective is non-fundamental, which means that it can be changed by the Board without shareholder approval.  The Fund will provide shareholders with advance notice of a change in its investment objective.  The Fund has a policy of investing, under normal circumstances, at least 80% of its net assets  (plus the amount of any borrowings for investment purposes) in equity securities of MLPs and financial instruments that provide exposure to such MLPs.  If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

This prospectus does not describe all of the Fund’s investment practices.  For additional information, please see the Fund’s statement of additional information, which is available at www.steelpath.com, by telephone at 1-888-614-6614 or by U.S. mail at SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, TX 75201.

Additional Information About Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the debt securities of MLPs, public and private companies in the energy infrastructure industry and their corporate affiliates.  The Fund will invest in Midstream, Upstream, Downstream and Other Energy Companies.  The Fund may invest in MLPs and energy infrastructure companies of all market capitalization ranges.  The Fund’s investments generally will include:

MLP and Energy Infrastructure Company Debt.  The Fund will invest in the secured and unsecured debt securities, including high yield debt securities (rated BB or lower by Standard & Poor’s Ratings Services and/or Ba or lower by Moody’s Investors Service, Inc.), of large, well-capitalized publicly traded energy infrastructure companies and MLPs and their affiliates.  The Advisor believes that there are opportunities to purchase the debt securities of energy infrastructure companies at attractive valuations.  The Fund also will purchase debt issued by affiliates of public and private energy infrastructure companies and MLPs. The Advisor believes that the high-quality debt issued by these affiliates will enhance the credit quality and stability of the Fund’s portfolio.

Bonds and Corporate Debt Securities.  The Fund will invest in secured and unsecured bonds issued by MLPs and energy infrastructure companies.  A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.  A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield stays consistent with current market conditions. High yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

The Fund may invest in bonds that are unsecured (backed by the issuer’s general creditworthiness only) or secured (also backed by specified collateral). Most high yield “junk” bonds are unsecured. Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of those securities may be shortened under certain specified conditions.  In addition, bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a company’s earnings and assets and, in the event of liquidation, are paid before subordinated debt.

Bonds are one type of corporate debt security that the Fund will invest in.  The Fund also will invest in debentures, commercial paper and other types of debt issued by businesses to finance their operations.  The principal difference between these instruments is their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

9

High Yield Debt Securities.  The Fund will invest in high yield debt securities, commonly known as “junk bonds.” Junk bonds are debt securities that are rated BB or lower by S&P and/or Ba or lower by Moody’s or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be of comparable quality by the Advisor.  The price and yield of junk bonds can be expected to fluctuate more than the price and yield of higher-quality bonds. Because of their below investment grade credit rating, or default status, junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in low-quality bonds involves greater investment risk and is highly dependent on the Advisor’s credit analysis.

Greenfield Projects.  The Fund may invest in Greenfield Projects, which are energy-related projects built by private joint ventures formed by energy infrastructure companies.  Greenfield Projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund will invest in the secured debt and equity of Greenfield Projects.  However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Advisor believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns.  Greenfield Projects may involve less investment risk than typical private equity financing arrangements.

Equity Investments.  The Fund’s equity investments generally will include the common and preferred units of MLPs and the common stock, preferred stock, warrants and securities convertible into common stocks of energy infrastructure companies and their affiliates and affiliates of MLPs.  The Advisor believes that there will be significant expansion in the energy infrastructure industry, including a migration to the MLP structure over the next ten years. In light of these opportunities, the Advisor believes that equity investments in MLPs and public energy infrastructure companies will outpace the broader market and provide capital appreciation.

Private Equity Investments.  The Fund’s private equity investments generally will include traditional private equity control positions, minority investments, PIPEs, pay-in-kind securities and other private or restricted securities. The Advisor believes that long-term demand trends, gas production growth, a change towards greater utilization of Canadian and other heavy crude oil by U.S. refiners, and a lack of existing energy infrastructure have given rise to an inventory of projects that require capital financing. Financing needs for acquisition and consolidation opportunities are also substantial.

Other Investments. The Fund will invest in government securities and short-term debt securities, including money market instruments, overnight and fixed-term repurchase agreements, cash and/or other cash equivalents with maturities of one year or less.  The Fund also may seek leverage through borrowings.  The Fund is non-diversified, which means that it may invest in a limited number of issuers.

The Fund’s direct investments in the debt and equity securities of MLPs will not exceed 25% of the Fund’s net assets at the time of investment.

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its net assets in cash and cash equivalents and the Fund may not achieve its investment objective.

Advisor’s Due Diligence Process

The Advisor relies on its disciplined investment process in determining investment selection and weightings.  The Advisor’s investment process incorporates a detailed fundamental analysis of the underlying businesses owned and operated by potential MLP portfolio companies.  Through this process, the Advisor seeks to invest in MLPs and energy infrastructure companies with a strong management team, consistent internal valuations, stable cash flows and limited commodity price risk.  The Advisor seeks capital appreciation through investments in Midstream Companies owning and operating assets that generate revenues based on the volume of natural gas, natural gas liquids, crude oil, refined products or coal handled or transported and Greenfield Projects that are integrated with a company’s existing energy infrastructure assets.

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The Advisor seeks niche investment opportunities for the Fund that provide a considerable current income component with a focus on capital preservation.  The Advisor’s investment selection process includes a comparison of quantitative and qualitative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, the Advisor generally will seek to invest in MLPs that invest in, and energy infrastructure companies which have, among other characteristics, sound business fundamentals, a strong record of cash flow growth, distribution continuity, a solid business strategy and a respected management team. The Advisor will sell investments if it determines that any of the mentioned characteristics have changed materially from its initial analysis, or that quantitative or qualitative value factors indicate that an investment is no longer earning a return commensurate with its risk.

The Advisor will conduct diligence on prospective portfolio MLPs and energy infrastructure companies consistent with the past practices and experience of its senior professionals. In conducting due diligence, the Advisor’s senior professionals will use information furnished by prospective portfolio MLPs and energy infrastructure companies, available public information and information obtained from the Advisor’s extensive relationships with former and current management teams, vendors/suppliers to prospective portfolio companies, consultants, competitors and investment bankers.

Additional Information About MLPs

MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.  Of the seventy partnerships that the Advisor follows, approximately two-thirds trade on the New York Stock Exchange and the rest trade on the NASDAQ Stock Market. MLPs’ disclosures are regulated by the Securities and Exchange Commission and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation.  MLPs also must comply with certain requirements applicable to public companies under the Sarbanes-Oxley Act of 2002.

To qualify as an MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

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Additional Information About Principal Risks

The principal risks of investing in the Fund are discussed below. The value of the Fund’s investments may increase or decrease, sometimes dramatically, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The Fund is not a complete investment program.

Borrowing Risk.  The successful use of a borrowing strategy to obtain leverage depends on the Advisor’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender.  As prescribed by applicable regulations, the Fund will be required to maintain a specified level of asset coverage with respect to any bank borrowing immediately following any such borrowing. The Fund may be required to dispose of investments on unfavorable terms if market fluctuations or other factors reduce the existing asset coverage to less than the prescribed amount. The Fund also may be required to maintain asset coverage levels that are more restrictive than the provisions of the 1940 Act in connection with borrowings or to pay a commitment or other fee to maintain a line of credit.  In addition, the rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  Borrowings also involve an additional expense to the Fund.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the group of industries that comprise the energy sector.  A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

Debt Securities Risks.  Debt securities generally are subject to three types of risk:  interest rate risk, credit risk and prepayment risk.

Interest Rate Risk:  Typically, the values of debt securities change inversely with prevailing interest rates. Therefore, a fundamental risk of debt securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific debt securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates.

Credit Risk.  Debt securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a debt security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Prepayment Risk.  In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt securities with higher interest rates may be prepaid by their purchasers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities.

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Equity Securities Risk.   The equity securities of energy infrastructure companies and MLPs, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of the common stock of energy infrastructure companies and the common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

The Fund’s investments in equity securities may include common units of MLPs and the common stock, preferred stock, warrants and securities convertible into common stocks of energy infrastructure companies and their affiliates and affiliates of MLPs.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Preferred stocks and convertible securities are sensitive to movements in interest rates.  In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Greenfield Projects Risk.  Greenfield Projects are private joint ventures with limited or no operating history formed to construct energy-related projects.  An investment in a Greenfield Project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy.  Greenfield Projects also may be highly illiquid.

High Yield Securities Risk. Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. These bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds. Hence, high yield securities may be less liquid than higher quality investments.  A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Industry Specific Risk.  MLPs and energy infrastructure companies are subject to risks specific to the industry they serve. These risks include the following:

•	Commodity Risks:

o
MLPs:  Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. The Advisor seeks to invest in high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

o
Energy Infrastructure Companies.  The return on the Fund’s investments in energy infrastructure companies will depend on the margins received by those companies or other energy infrastructure companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

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•	Supply and Demand Risks:

o
MLPs.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as biofuels.

The profitability of MLPs, particularly processing and pipeline MLPs, also may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

o
A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.

o
Energy Infrastructure Companies.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of energy infrastructure companies. Energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•	Operational Risks:

o	MLPs. Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.

o
Energy Infrastructure Companies.  Energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

•	Acquisition Risks:

o
MLPs.  MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

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o
Energy Infrastructure Companies.  The ability of energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

•	Regulatory Risks:

o
MLPs.  The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

o
Energy Infrastructure Companies.  Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy infrastructure company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies.

•	Rising Interest Rate Risks:

o
MLPs.  A rising interest rate environment could adversely impact the performance of the debt securities of energy infrastructure companies and MLPs. Rising interest rates also could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase the cost of capital for an MLP or energy infrastructure company. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

o
Energy Infrastructure Companies.  The values of debt and equity securities of energy infrastructure companies in our portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

•	Terrorism Risks:

o
MLPs.  Since the September 11, 2001 attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of energy infrastructure companies and MLPs.

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o
Energy Infrastructure Companies.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an energy infrastructure company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

•
Weather Risks.  Extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricane Katrina in 2005, or natural resource disasters, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

•
Catastrophe Risk. The operations of energy infrastructure companies and MLPs are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an energy infrastructure company’s operations and financial condition and the securities issued by the company and the MLPs that invest in the company.

•
Competition Risk. The energy infrastructure companies in which the Fund may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies will have superior financial and other resources.

•
Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

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Financing Risk. Some of the energy infrastructure companies in which we will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us.  In addition, certain energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Leverage Risk.   Use of leverage involves special risks and is speculative.  Leverage exists when the Fund obtains the right to a return on a stipulated capital base that exceeds the amount the Fund has invested and can result in losses that greatly exceed the amount originally invested. Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures. By using swap agreements, the Fund is able to obtain exposures greater than the value of its net assets. Although the Fund manages volatility, losses may be significant.  The Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement or other derivative instrument in an amount equal to the current value of the Fund’s obligations to the counterparty.

Liquidity Risk.   Certain debt and equity securities of MLPs and energy infrastructure companies, Greenfield Projects and other private equity investments may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. Hence, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Additionally, it may be difficult for the Fund to sell an investment in a Greenfield Project prior to the issuance of pay-in-kind securities by the joint venture.  As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to shareholders. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Market Risk.  The securities markets may move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

MLP Equity Risk.  Investments in the debt and equity securities of MLPs involve risks that differ from an investment in common stock.

•
Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unitholders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.

•
MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.

•	General partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price.

•	MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.

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•
The Fund may derive a portion of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund may have available to pay or distribute to you depends on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP’s level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. Since part of the Fund’s investment objective is to generate income, the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not be able to meet its stated investment objective.

MLP Equity Tax Risk.  As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate (currently at a maximum rate of 35%). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the MLP’s ability to meet its debt obligations could be impaired. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and could reduce the amount of cash available to pay or distribute to you.

Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act.  Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.  The Fund will, however, be subject to the diversification requirements of the Code, which provide that the Fund may not acquire a security if, as a result, with respect to 50% of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund.

Pay-In-Kind Securities Risk.  Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate.

PIPEs Risk.  PIPEs generally involve the purchase of stock at a discount to the current market value per share for the purpose of raising capital.  PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Private Equity Risks. Private equity investments involve a high degree of business and financial risk and can result in substantial or complete losses.  Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions.  Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel.  The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed.  Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

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Reliance on the Advisor Risk.  The Fund’s ability to achieve its investment objective is dependent on the Advisor’s ability to identify profitable investment opportunities for the Fund. The Advisor was established in 2009, and neither the Advisor nor the members of its investment committee responsible for managing the Fund’s portfolios had managed a mutual fund prior to that time.

Restricted Securities Risk.  The Fund may purchase illiquid securities and restricted securities, which are not readily marketable and are not registered under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act.  The Fund may not be able to sell restricted securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of restricted securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Restricted securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in restricted securities may have an adverse impact on net asset value (“NAV”).  A restricted security that was liquid at the time of purchase may subsequently become illiquid.

RIC Qualification Risk.  To qualify for treatment as a RIC under the Code, the must meet certain income source, asset diversification and annual distribution requirements.  The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements.  The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships.  The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships, which include MLPs.  If the Fund’s MLP investments exceed this 25% limitation, which could occur if the Fund’s investment in an MLP affiliate is recharacterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC.  If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

Reverse Repurchase Agreement Risk.  Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price or that the other party may default on its obligations, causing delays, additional costs or the restriction of proceeds from the sale.  Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage.  Reverse repurchase agreements create expenses.

U.S. Government Securities Risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.  They are also subject to credit risk and interest rate risk as discussed in “Debt Securities Risk.” In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Portfolio Holdings Disclosure Policy

The Fund has adopted a policy regarding the disclosure of its portfolio holdings information. A description of the Fund’s policy is included in the Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUND

The Fund is managed by SteelPath Fund Advisors, LLC (“SFA” or the “Advisor”), an advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940. SFA manages the overall investment operations of the Fund in accordance with the investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”).

The Advisor focuses on energy infrastructure investing, which includes investments in energy related MLPs but excludes royalty trusts, utilities, and REITs. The Advisor is headquartered in Dallas, Texas with its principal office located at 2100 McKinney Ave, Suite 1401, Dallas, TX 75201. The Advisor believes this is an ideal location which provides it with immediate access to executive management teams and deal flow, since a majority of the entities in the energy infrastructure space are based in Texas or the surrounding states. This proximity is critical to the Advisor’s research efforts, which demand constant contact with management teams and allows the Advisor to have in-person discussions with company executives. Further, this proximity enables the Advisor to conduct frequent due diligence trips to inspect the physical assets of the companies, as well as to interact with the asset-level operations personnel, who frequently provide the Advisor’s investment personnel with a better understanding of the particular pipeline or plant of which they are in charge. The Advisor’s presence in Dallas also reinforces its long-term commitment to the industry and its constituents.  The Advisor had approximately $[   ] billion in assets under management as of [       ], 2011.

Advisory Fee

Under the terms of the Advisory Agreement, the Advisor will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.  The advisory fee is computed and paid monthly.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2011.

The Advisor’s Investment Management Team

The Advisor has established an investment committee (the “Investment Committee”) that provides investment-related services to the Fund.  The Investment Committee is led by Gabriel Hammond and Stuart Cartner, who serve as portfolio managers to the Fund.

Gabriel Hammond, founder, member and portfolio manager of the Advisor and the Advisor’s affiliate, SteelPath Capital Management, LLC (“SCM”).   SCM was established in 2004 and SFA was established in October of 2009. Prior to founding SCM, Mr. Hammond covered the broader Energy and Power sector at Goldman Sachs & Co., in the firm’s Equity Research Division from 2001 to 2004.  Specializing in the midstream energy MLP space, Mr. Hammond advised Goldman Sachs Asset Management, which holds an estimated $2 billion of MLP securities (both as principal and on behalf of its clients), with portfolio allocation, short-term trading, and tax-advantaged specialty applications. In addition, Mr. Hammond marketed nearly 30 public MLP offerings while at Goldman Sachs. Mr. Hammond is a member of the Board of Directors of PostRock Energy Corporation and the National Association of Publicly Traded Partnerships. Mr. Hammond graduated from Johns Hopkins University with Honors in Economics.

Stuart Cartner, member and portfolio manager of the Advisor since its formation in 2009 and the Advisor’s affiliate SCM since 2007. Prior to joining SCM, Mr. Cartner was a Vice President in the Private Wealth Management Division of Goldman Sachs & Co. from 1988 to 2007. He was responsible for managing $200 million portfolio of midstream energy MLPs for over a decade, garnering a deep understanding of the individual companies as well as the macro fundamentals and investor psychology that drive the sector. With more than 19 years at Goldman Sachs and through his membership in a broader investment team with $3 billion under management, Mr. Cartner has diverse investing and risk management experience across the private and public equity and derivatives spaces. Prior to his time at Goldman Sachs, Mr. Cartner worked at Trammell Crow Co. and General Electric Co. Mr. Cartner received a B.S. in Finance and Management from Indiana University and an MBA in Finance and Marketing with Distinction from the Kellogg Graduate School of Management, Northwestern University.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership (if any) of shares in the Fund.

NET ASSET VALUE

The price of the Fund’s shares is based on its net asset value (or NAV), which is calculated by dividing the value of the Fund’s assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding.  The NAV of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The price at which a security is purchased or redeemed is based on the next calculation of NAV after receipt of an order in proper form by the Fund’s transfer agent or an appropriate financial intermediary.

Securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the Nasdaq National Market System (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported.  If the last sale price on the NYSE is different from the last sale price on any other exchange on which a security is traded, the NYSE price will be used.  However, if a last-quoted sales price is not readily available, securities will be valued at the mean of the last bid and ask price.  If there are no sales on a day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day.

Bonds and other fixed income securities, other than short-term fixed income securities, will be valued based on the price provided by an independent pricing service.  Debt securities for which market quotations are readily available are valued at the mean price as provided by an independent pricing service.  If the Advisor determines that the valuation supplied by an independent pricing service does not reflect fair market value, the investment will be valued at fair value as determined by procedures adopted by the Board.  If market quotations are not readily available, debt securities will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price will be used.  Short-term fixed income securities with maturities of 60 days or less will be valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Fixed income securities with maturities greater than 60 days will be valued based on prices received from an independent pricing service or principal market maker.  Repurchase agreements and reverse repurchase agreements with maturities of seven days or less will be valued at cost.  Longer-term repurchase agreements and reverse repurchase agreements will be valued at the average of bid quotations from at least two recognized purchasers of such agreements.

Exchange traded options on securities and indices generally will be valued at their last sales price or, if no last sales price is available, at their last bid price.  Options traded in the over-the-counter market will be valued based on the average of the last bid prices received from two or more dealers.  If there is only one dealer, the mean of the dealer’s last bid and ask prices will be used.  Futures contracts will be valued at their closing price on their primary exchange.  If a closing price is not readily available, the mean of the last bid and ask prices will be used.  Swaps and other privately negotiated agreements will be valued pursuant to a valuation model approved by the Board or by an independent pricing service.  Credit default swaps also may be valued based on information from another independent source based on prior trading information.

Pursuant to procedures adopted in good faith by the Board, the Fund will fair value its securities and other assets when market quotations are not readily available. Generally, this includes securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event, securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker.  A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security.

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Fair value pricing is intended to result in a more accurate determination of the Fund’s net asset value and should reduce the potential for stale pricing arbitrage opportunities in the Fund.  However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

THE FUND’S SHARE CLASSES

The Fund invests primarily in the debt securities of MLPs and energy infrastructure companies. Based on past performance, investments in MLP and energy infrastructure company debt have, over the long term, provided higher investment returns than investments in other bonds and other fixed-income securities. However, in general, MLP and energy infrastructure debt securities may also involve risks of loss and greater price volatility. You should consider an investment in the Fund if you are willing to accept the risks that are associated with the securities in which the Fund invests and with the investment strategies used by the Fund. You should also have a long-term investment horizon. The Fund is not designed for investors who are seeking short-term gains.

The Fund offers three different share classes – Class A, Class C and Class I Shares.  An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees and expenses, and sales charges for each share class are different. The Fund’s fees and expenses are set forth in the Summary.

Share Class Considerations

When selecting a share class, investors should consider the following, among other considerations:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own shares;

•	total costs and expenses associated with a particular share class; and

•	whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Share Considerations

•	“Offering Price” is NAV plus a front-end sales charge of up to 5.75% for Class A Shares, which means that a portion of your initial investment goes toward the sales charge and is not invested

•	The minimum initial investment is $3,000

•	Rule 12b-1 fee of 0.25%

•	Shareholder servicing fees of up to 0.15% (not currently imposed)

•
Contingent deferred sales charge (“CDSC”) of up to 1% on redemptions made within one year of a purchase of $1 million or more of Class A Shares that are not otherwise eligible for a sales charge waiver or reduction

The following table shows the front-end sales charges for Class A Shares both as a percentage of purchase price and as a percentage of the net amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

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Any applicable sales charge will be deducted directly from your investment. Because of rounding in connection with the calculation of the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through a reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Waiver of Class A Sales Charges” and “Reduced Front End Sales Charges – Rights of Accumulation.”

Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	4.75%	4.99%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more*	None	None

* If you purchase $1,000,000 or more of Class A Shares of the Fund that are not otherwise eligible for a sales charge waiver and sell the shares within 12 months from the date of purchase, you may pay up to a 1% CDSC at the time of sale.

Waiver of Class A Sales Charges

Front-end sales charges on Class A Shares are waived for the following purchasers:

•	Investors who purchase shares directly through the Fund’s website, or over the phone or by mail, directly through the Fund’s transfer agent;

•
Investors purchasing shares through a brokerage firm that has an agreement with the Fund or the Fund’s distributor to waive sales charges — you will know that your broker-dealer has such an arrangement as the Fund will appear as a No-Transaction Fee or No-Load Option;

•	Investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Fund’s distributor;

•	401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, and other retirement plans;

•
Present and former trustees, members, officers, employees of the Advisor, the Advisor’s affiliate, and the Trust (and their “immediate family” as discussed herein), and retirement plans established by them for their employees;

•	Registered representatives or employees of intermediaries that have selling agreements with the Fund;

•	Shares acquired through merger, acquisition or exchange offer;

•	Insurance company separate accounts;

•	Dividend reinvestment programs; and

•	Purchases through certain fee-based programs.

The CDSC on the Fund’s Class A Shares may be waived under the circumstances set forth below with respect to the waiver of the CDSC on Class C Shares.  Investors who think they may be eligible for a front end sales charge or CDSC waiver should inform the Fund’s transfer agent or their financial intermediary.  If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a sales charge discount to which you are otherwise entitled.

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Reduced Front-End Sales Charges - Rights of Accumulation

For purposes of determining whether you are eligible for a reduced front-end sales charge on a purchase of Class A Shares, you and your immediate family members (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in any class of shares of the Fund, the SteelPath MLP Select 40 Fund, the SteelPath MLP Alpha Fund, the SteelPath MLP Income Fund and/or the SteelPath MLP Alpha Plus Fund.  This includes, for example, investments held in trust or other fiduciary accounts by or for you or an immediate family member, retirement accounts, such as individual retirement accounts (“IRAs”), including traditional, Roth, SEP and SIMPLE, Uniform Gift to Minor Accounts, Coverdell Education Savings Accounts or qualified 529 plans, employee benefit plans, or investments through a financial intermediary.  A fiduciary can apply a right of accumulation to all shares purchased for a single trust, estate or other fiduciary account.

If your Class A Shares are held directly in the Fund or through a financial intermediary, you may combine the historical cost or current NAV, determined as of the last close of the NYSE, generally 4:00 p.m. Eastern Time (whichever is higher), of your existing shares of any Fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If your Class A Shares are held through certain financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV (but not the historical cost) of your existing shares of any fund with the amount of your current purchase in order to take advantage of the reduced sales charge.

Investors must notify the Fund’s transfer agent or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund’s transfer agent or an approved financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a sales charge reduction, you may not receive a sales charge discount to which you are otherwise entitled. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund, its transfer agent and approved financial intermediary may not retain this information.

Upon receipt of supporting documentation, a financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your qualified accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of the Fund, the SteelPath MLP Select 40 Fund, the SteelPath MLP Alpha Fund, the SteelPath MLP Income Fund and/or the SteelPath MLP Alpha Plus Fund, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A Shares of any fund over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $3,000. You must inform the Fund’s transfer agent or your financial intermediary that you have a Letter of Intent each time you make an investment.

You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased Class A Shares of any fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase; however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

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Concurrent Purchases

You may combine simultaneous purchases in Class A shares of the Fund, the SteelPath MLP Select 40 Fund, the SteelPath MLP Alpha Fund, the SteelPath MLP Income Fund and/or the SteelPath MLP Alpha Plus Fund to qualify for a reduced Class A sales charge.

Class C Share Considerations

•	Contingent deferred sales charge of 1.00% if redeemed within one year of purchase

•	The minimum initial investment is $3,000

•	Rule 12b-1 fee of 1.00%

Class C shares of the Fund are sold at the Fund’s NAV per share without an initial sales charge.  As a result, the entire amount of your purchase is invested immediately.  However, Class C Shares are subject to a CDSC of 1.00% if redeemed within one year of purchase. The contingent deferred sales charge is assessed on redemption proceeds in an amount equal to the lesser of the then current market value of the shares being redeemed or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.  Because of rounding in connection with the calculation of the contingent deferred sales charge, you may pay more or less than the indicated rate.  Your contingent deferred sales charge holding period is based upon the date of your purchase.  No contingent deferred sales charge is assessed on Class C Shares acquired through a reinvestment of dividends or capital gain distributions. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and your financial intermediary may not retain this information.

To keep your contingent deferred sales charge as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no contingent deferred sales charge. If there are not enough of these to meet your request, we will sell those shares that have been held the longest.

The Fund may waive the imposition of a contingent deferred sales charge on redemption of Class C Shares and Class A Shares under certain circumstances and conditions, including without limitation, the following:

•	redemptions following death or permanent disability (as defined by the Code) of an individual investor;

•	required minimum distributions from a tax-deferred retirement plan or an IRA as required under the Code;

•	the redemption is due to involuntary redemptions by the Fund as a result of not meeting the minimum balance requirements, the termination and liquidation of the Fund or other actions;

•	the redemption is from accounts for which the broker-dealer of record has entered into a special agreement with the Fund’s distributor (or Advisor) allowing this waiver;

•	redemptions from 401(k) retirement plans;

•	the redemption is to return excess contributions made to a retirement plan; and

•	the redemption is to return contributions made due to a mistake of fact.

Investors who think they may be eligible for a contingent deferred sales charge waiver should inform UMB Fund Services, Inc., the Fund’s transfer agent (“Transfer Agent”), their financial intermediary.  An investor or financial intermediary must notify the Transfer Agent prior to the redemption request to ensure receipt of the waiver.

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Class I Shares

The Fund offers Class I Shares, which do not pay 12b-1 fees or shareholder servicing fees. Class I shares of the Fund are sold at the Fund’s NAV per share and are not subject to any sales charges.  Only certain types of entities and selected individuals are eligible to purchase Class I shares. If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that retirement plan or other institutional account.

Class I shares are available for purchase only by the following:

•	those making a minimum investment of $1,000,000;

•	tax-exempt institutional investors such as endowments and pension plans, for which no third-party administrator receives compensation from the Fund;

•	401(k) plans, 457 plans, and 403(b) plans for which no third-party administrator receives compensation from the Fund;

•	retirement plans for which no third-party administrator receives compensation from the Fund;

•
a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•	registered investment advisors investing on behalf of institutions and high net-worth individuals where the advisors derive compensation for advisory services exclusively from clients; and

•	directors, officers, employees, and sales agents of the Advisor.

Sales Charges and Fees

Sales charges, if any, are kept by or paid to your broker-dealer, financial advisor, or other intermediary. Information concerning sales charges and reductions and waivers can be found on the Fund’s website by accessing this prospectus and the Fund’s Statement of Additional Information at http://www.steelpath.com/advisor/products/mlp-mutual-funds/.

Distribution and Services Fees

The Fund has adopted distribution plans for its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”).  Pursuant to the Rule 12b-1 Plans, the Fund pays certain expenses associated with the distribution of Class A and Class C shares and the provision of services to Class A and Class C shareholders.  Under the Rule 12b-1 Plans, Class A shares and Class C shares pay annual Rule 12b-1 fees of 0.25% and 1.00%, respectively, of the Fund’s average daily net assets attributable to Class A and Class C shares.  Rule 12b-1 fees are accrued daily and paid monthly.  The Rule 12b-1 fees are paid to the Fund’s distributor.  The distributor may keep the fees or pay financial intermediaries, which may include your financial advisor, for providing distribution and/or shareholder services.  Rule 12b-1 fees are in addition to applicable sales charges and are paid from the Fund’s assets on an ongoing basis.  As a result, Rule 12b-1 fees increase the cost of your investment and, over time, may cost more than other types of sales charges.

Shareholder Servicing Fees

Pursuant to a Shareholder Services Plan adopted by the Board, the Class A shares of the Fund may pay an annual shareholder servicing fee of up to 0.15% of the average daily net assets attributable to the Class A shares. The Board has not authorized the Fund’s Class A shares to pay a shareholder servicing fee at this time.  Any shareholder servicing fees paid pursuant to the Shareholder Services Plan would be in addition to Rule 12b-1 fees described above, and would be paid by the Fund to broker-dealers or other financial intermediaries who provide shareholder servicing, recordkeeping, and other non-distribution administrative support services to the Class A shareholders.

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Revenue Sharing

The Advisor and/or its affiliates may make payments for shareholder- and distribution-related services, including marketing, promotional, shareholder communication or other services provided by broker-dealers and other financial intermediaries. These payments are often referred to as “revenue sharing payments.” Revenue sharing payments may serve as incentives for broker-dealers or other financial intermediaries to promote or sell shares of the Fund.  The benefits received when these payments are made may include, among other things, placing the Fund on the financial intermediary’s fund sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management.  Revenue sharing payments are paid from the Advisor’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments and shareholder servicing fees that are paid to broker-dealers and other financial intermediaries.

Because revenue sharing payments are paid by the Advisor, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Advisor. In addition to the revenue sharing payments described above, the Advisor may offer other incentives to sell shares of the Fund in the form of sponsorship of training or educational seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or reimbursement of related travel/lodging expenses. Revenue sharing payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	broker-dealers;

•	financial institutions; and

•	other financial intermediaries through which investors may purchase shares of the Fund.

The Advisor may compensate financial intermediaries differently, typically depending on the level and/or type of considerations provided by the financial intermediary.  Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families. Similarly, such payments may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred or recommended funds.  Contact your financial intermediary for details about revenue sharing payments it may receive. Fund portfolio transactions may be effected with broker-dealers who may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Fund or any affiliated investment company is a qualifying or disqualifying factor in the Advisor’s selection of such broker-dealer for portfolio transaction execution.  Additional information regarding such payments can be found in the Fund’s SAI under “Distributor.”

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this prospectus to their customers for such services. They may also set different minimum investments or limitations on buying or selling shares. If shares of the Fund are held in a “street name” account with a financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account generally will be performed by the financial intermediary, and not by the Fund and its transfer agent.

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The Fund may pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services, including shareholder servicing, recordkeeping, and other administrative services to their customers who own Fund shares. These financial intermediaries generally have omnibus accounts with the Transfer Agent and provide shareholder services to Fund shareholders who are their customers. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.  It is anticipated that fees paid by the Fund to financial intermediaries for these services generally will not exceed the fees the Fund would have incurred if customers of the financial intermediaries maintained their accounts directly with the Fund.

HOW TO BUY SHARES

Shares of the Fund may be purchased directly from the Fund by contacting the Fund’s transfer agent, and may also be purchased from financial intermediaries that make shares of the Fund available to their customers.

You may purchase Fund shares at the NAV per share next computed after receipt of your purchase order in proper form by the Fund’s transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), or an appropriate financial intermediary. See “Net Asset Value.” An order is in proper form if it meets applicable requirements as described in this prospectus.

The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more. The Fund may waive these minimum investment requirements in special circumstances and may modify these requirements at any time. The Fund reserves the right to reject any purchase order. You will not receive any stock certificate evidencing your purchase of Fund shares.

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase shares. You must supply your full name, date of birth, Social Security number, and permanent street address (and not a post office box) on your account application. You may, however, use a post office box as your mailing address. Please contact the Transfer Agent at 888-614-6614 if you need additional assistance when completing your account application. If the Transfer Agent cannot obtain reasonable proof of your identity, the account may be rejected and you will not be allowed to purchase shares for your account until the necessary information is received. The Fund reserves the right to close any account after shares are purchased if clarifying information or documentation is requested from you but is not received.

Small-Balance Account Fee

Although the minimum initial investment in the Fund is $3,000, if the value of your account with the Fund is less than $10,000, your account may be subject annually to a $24 small-balance account fee that will be assessed by redeeming shares from your account. The small-balance account fee is assessed during the fourth calendar quarter of each year, but will not be assessed on accounts that have been maintained for less than six months. The fee also does not apply to shares held through an omnibus account with the Fund maintained by your securities dealer or mutual fund market place or group retirement or employee savings plan accounts. The small-balance account fee is intended to offset the higher costs associated with maintaining small accounts that all shareholders of the Fund indirectly bear. The effective annual expenses borne by shareholders who invest less than $10,000 in the Fund and are subject to the small-balance account fee will be higher as a result of this fee. If you plan to invest less than $10,000, you should consider the fact that the small-balance account fee (if applicable) will increase the expenses you bear as a shareholder, which increase may be as much as 0.8% annually (if you invest only $3,000).

Purchase by Internet

You may purchase shares of the Fund by completing and submitting an electronic account application at the Fund’s website at www.steelpath.com and funding your purchase through an electronic Automated Clearing House (“ACH”) transfer of money to the Fund from your checking or savings account. For more information on this service, please go to www.steelpath.com or call 1-888-614-6614. As with any transactions you effect on the Internet there are various risks, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used.

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Purchases Through Automated Clearing House Transfers

Even if you do not open your account online, you may purchase additional shares of the Fund through an ACH transfer of money from your checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount. You must complete an account application and certain other forms before purchasing fund shares through an ACH transfer.  For more information on this service, and required forms, please go to the Fund’s website, www.steelpath.com, or call 1-888-614-6614.

Purchase by Mail

You may also purchase shares by sending a check made payable to the “SteelPath MLP and Infrastructure Debt Fund,” together with a completed account application in the case of an initial investment, to:

Regular Mail
SteelPath Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

Express/Overnight Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Subsequent investments made by mailing a check should be accompanied by the investment form (which is attached to the confirmations and statements sent by the Fund and is also available on the Fund’s website, www.steelpath.com, or from the Transfer Agent).

The Fund does not accept payment in cash or money orders. The Fund also does not accept third-party checks, Treasury checks, cashier’s checks, official checks, teller’s checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill-pay checks, or any conditional order or payment. In addition, undated checks, unsigned checks, and checks dated six months or more prior to their receipt by the Transfer Agent, will be rejected. Checks for the purchase of shares must be made payable to the Fund and be drawn on a bank located within the United States and payable in U.S. dollars. Always write your Fund account number on the check. The Transfer Agent will charge you a $25 fee for any returned check.

Purchase by Wire

You may purchase shares for initial investment or for subsequent investments by wiring federal funds. Your bank should transmit funds by wire to:

Bank Name:	UMB Bank, n.a.
ABA Number:	101000695
Account Name:	SteelPath Funds
Account No.:	9871879410
Further Credit:	Fund Name, Shareholder Name, and Shareholder Account Number

For Initial Investment by Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received your completed account application. You can mail or overnight-deliver your account application to the Transfer Agent. Upon receipt of your account application, the Transfer Agent will establish an account for you. The wire from your bank must include the name of the Fund and your name and account number so that your wire can be correctly applied.

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Please be sure to submit a completed account application with an initial purchase order. An account application must be on file with the Transfer Agent to purchase shares.

For Subsequent Investments by Wire

Before sending your wire, please contact the Transfer Agent by calling 1-888-614-6614. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received before the close of the NYSE, normally 4:00 p.m. Eastern Time, to be eligible for same-day pricing. The Fund and its agents are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or for incomplete wire instructions or errors in those instructions.

Purchase Through an Authorized Securities Dealer or Mutual Fund Marketplace

You may purchase shares of the Fund through any securities dealer or mutual fund marketplace that has been authorized by the Fund to make shares available. Authorized securities dealers may be authorized by the Fund to designate other intermediaries to receive purchase and redemption orders. An order to purchase shares is deemed received by the Fund when the authorized securities dealer or mutual fund marketplace (or, if applicable, its authorized designee) receives the order in such form as meets requirements established by the particular securities dealer or mutual fund marketplace.

Your securities dealer, a mutual fund marketplace, or another financial organization may establish policies that differ from those of the Fund. For example, the organization may impose higher minimum investment requirements than are imposed by the Fund or may charge you a transaction fee or other fees in connection with purchases and redemptions of Fund shares (which may not be imposed by the Fund). Ask your financial intermediary for details.

Canceled or Failed Payments

The Fund accepts checks and ACH transfers for the purchase of shares at full value, subject to collection. If you pay for shares with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any resulting losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account to effect reimbursement. The Fund and its agents have the right to reject or cancel any purchase order because of nonpayment.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on any day the NYSE is open for business. As described below, redemption requests may be made by mail or telephone through the Transfer Agent, online (in certain circumstances) or may be made through an authorized financial intermediary or mutual fund marketplace. For redemption requests received prior to 4:00 p.m., Eastern Time, your shares will be redeemed at their current NAV per share next computed after receipt of your redemption request in accordance with the procedures described in this Prospectus. For redemption requests received following 4:00 p.m., Eastern Time, your shares will redeemed at the following business day’s NAV per share in accordance with the procedures described in this Prospectus. The value of the shares redeemed may be more or less than their original cost, depending upon changes in the Fund’s NAV per share.

The Fund normally makes payment for all shares redeemed as soon as practicable, generally within two business days, but no later than seven days after receipt by the Transfer Agent of a redemption request in proper form. If you purchase shares by check or ACH and submit shortly thereafter a redemption request (but not the date on which the redemption price is determined), the redemption proceeds will not be transmitted to you until your purchase check or ACH transfer has cleared. This process may take up to seven days. This delay can be avoided if shares are purchased by wire and it does not apply if there are sufficient other shares in your account to satisfy the requested redemption.  Shareholders who redeem shares held in an IRA must indicate on their redemption request whether federal income taxes or any applicable state taxes should be withheld. If not, this type of redemption can be subject to federal income tax withholding and, possibly, state taxes.

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The right of redemption may be suspended or the date of payment postponed (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

Shares of the Fund may be redeemed by using one of the procedures described below. For additional information regarding redemption procedures, you may go to the Fund’s website, www.steelpath.com, or call 1-888-614-6614 or your securities dealer.

Redemptions by Mail

You may redeem shares by mailing a written request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Regular Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175

Express/Overnight Mail

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

The proceeds of a written redemption request are normally paid by check made payable to the shareholder(s) of record and sent to your address of record. You may request that redemption proceeds of $1,000 or more be wired to your account at any member bank of the Federal Reserve System if you have previously designated that account as one to which redemption proceeds may be wired. A $15 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. Depending upon how quickly you wish to receive payment, you can request that payment be made by ACH transfer, without charges, if you have established this redemption option.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form are generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.

•	When redemption proceeds are sent to any person, address, or bank account not on record.

•	If a change of address was received by the Transfer Agent within the past 15 days.

•	For all redemptions in excess of $50,000 from any shareholder account.

The Transfer Agent may also require a signature guarantee when establishing or modifying certain services on an account and in other instances it deems appropriate.

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If you have any questions about signature guarantees, please call 1-888-614-6614.

Telephone Redemption Requests

You may redeem shares by telephone request if you have elected to have this option. To arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, please contact the Transfer Agent at 1-888-614-6614 to obtain the forms. The request must be signed by each account owner and may require a signature guarantee. You may place a telephone redemption request of up to $50,000 by calling 1-888-614-6614. You may choose to have the redemption paid by check sent to your address of record, or by federal funds wire transfer (minimum amount of $1,000) to your account at any member bank of the Federal Reserve System or electronic ACH funds transfer to your pre-designated bank account. A $15 fee will be deducted from your account if payment is made by federal funds wire transfer. This fee is subject to change. There is no charge for proceeds sent by ACH transfer; however, you may not receive credit for transferred funds for two to three days or up to seven days.

During times of extreme economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption. In such event, you should consider using a written redemption request sent by overnight service to:

SteelPath Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Using this procedure may result in your redemption request being processed at a later time than it would have been if the telephone redemption procedure had been used. During the delay, the Fund’s NAV per share may fluctuate.

By selecting the telephone redemption option, you authorize the Transfer Agent to act on telephone instructions reasonably believed to be genuine. The Transfer Agent employs reasonable procedures, such as requiring a form of personal identification, to confirm that telephone redemption instructions are genuine. Neither the Fund nor the Transfer Agent will be liable for any losses resulting from unauthorized or fraudulent instructions if these procedures are followed. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the number of requests within a specified period. Once a telephone transaction has been placed, it cannot be canceled or modified.

Redemptions Using the Internet

You may redeem shares of the Fund on its website at www.steelpath.com.  However, if you choose not to have the ability to redeem shares by telephone, you will also be unable to redeem shares using the Internet. Although the systems used by the Transfer Agent include appropriate security measures intended to prevent unauthorized transactions, as with any transactions you effect on the Internet, there are various risks associated with the use of the Internet to redeem shares of the Fund, including the risk that your instructions may be lost, delayed, or inaccurately transmitted and the risk that your personal information may be intercepted and improperly used.

Redemptions Through an Authorized Securities Dealer or Mutual Fund Marketplace

If you hold shares through a securities dealer or mutual fund marketplace, your redemption request may be placed through that organization. Shares will be redeemed at the NAV per share next computed after your request is received by the authorized securities dealer or mutual fund marketplace (or, if applicable, its authorized designee) in such form as meets the requirements of the particular entity.

Please keep in mind that an authorized securities dealer (or its designee) may charge you a transaction fee or other fees for processing a redemption of Fund shares.  Ask your financial intermediary for details.

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HOW TO EXCHANGE SHARES

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

If you purchased shares of the Fund directly through us, your shares may be exchanged by calling 1-888-614-6614 to speak to a representative, or through our website, www.steelpath.com.

Shares of any class of the Fund may be exchanged for shares of the same class of another fund in the Trust, subject to the investment requirements of that fund. Obtain a prospectus for another fund in the Trust from your financial advisor, the Fund or through the Fund’s website at www.steelpath.com. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “How to Buy Shares” and “How to Redeem Shares” for additional limitations that apply to purchases and redemptions. There is no front-end sales charge on exchanges between Class A shares of the Fund for Class A shares of another fund. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the Class C shares being exchanged for Class C shares of another fund. Shares otherwise subject to a contingent deferred sales charge will not be charged a contingent deferred sales charge in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a contingent deferred sales charge, depending on when you originally purchased the exchanged shares. For purposes of computing the contingent deferred sales charge, the length of time you owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Before exchanging shares, shareholders should consider how the exchange may affect any contingent deferred sales charge that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check or ACH, to exchange out of one fund and into another, a shareholder must have owned shares of the redeeming fund long enough for the check or ACH to clear.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement.  Fund shares may be acquired through exchange only in states in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Market Timing and Abusive-Trading Activity Policy” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Market Timing and Abusive-Trading Activity Policy

The Fund is intended to serve as an investment vehicle for long-term investors. Frequent trading or market timing, which the Trust generally defines as redeeming or exchanging Fund shares within 30 days of their purchase or exchange, can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. Frequent trading or market timing of Fund shares may adversely affect Fund performance and the interests of long-term investors by requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when frequent trading or market timing occurs, the Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading or market timing can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest.  Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of frequent trading or market timing. The Trust believes that it is not in the interests of its shareholders to accommodate frequent trading or market timing, and the Board has adopted policies and procedures designed to deter these practices.

The Fund discourages frequent purchases, redemptions and exchanges of Fund shares and does not accommodate such trading activity.  In addition, the Fund may reject any purchase order or exchange that it regards as disruptive to efficient portfolio management.  If the Fund determines that a person or entity has engaged in frequent trading or other abusive trading practices, the Fund will make a reasonable effort to prohibit any future purchase or exchange orders from such person or entity and the Trust may terminate the relationship with these persons or entities.  In making such judgments, the Trust seeks to act in a manner it believes to be consistent with the best interests of shareholders. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

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Financial intermediaries that offer Fund Shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors.  Certain intermediaries that offer Fund shares may be unable to enforce the Fund’s policies.  However, the Trust generally monitors the trading activity of intermediaries in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors.  In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies.  The Fund may defer to an intermediary’s policies.  For more information, please contact the financial intermediary through which you invest in the Fund.

The Trust monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing.  The Trust may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.  The ability of the Trust to detect frequent trading and market timing activity by investors who own shares through an intermediary is limited.  Financial intermediaries will be asked to enforce the Fund’s policies and procedures on frequent trading; however, certain intermediaries may be unable to do so.  In some instances, intermediaries may have policies and procedures of their own to detect frequent trading and the Fund may defer to an intermediary’s policies and procedures.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income the Fund earns from cash distributions and interest on its investments, and any capital gains, net of the Fund’s expenses). Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund generally is limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund. In this regard, that portion of the Fund’s income which consists of gain realized by the Fund on a sale of MLP and energy infrastructure company debt (other than the portion of such gain representing interest income) will constitute long-term capital gain subject to this limitation. Cash distributions received by the Fund from the MLPs in which the Fund makes equity investments generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed the Fund’s tax basis in its equity units in such MLP. The Fund does not expect that a material portion of the cash distributions it receives from MLPs in which it makes equity investments will constitute long-term capital gain.

Tax Matters

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, insurance companies, brokers and dealers in securities or currencies, certain securities traders, individual retirement accounts, certain tax-deferred accounts and, except as specifically provided under “Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders” below, foreign investors.

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Unless otherwise noted, this discussion assumes that you are a U.S. shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

The following discussion is based on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date of this prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

Federal Income Taxation of the Fund

As long as the Fund qualifies for the special tax treatment afforded to RICs under Subchapter M of the Code, the Fund (but not its shareholders) will not be subject to federal income tax on net ordinary income and net realized capital gains that it distributes to Fund shareholders. In order to qualify as a RIC for federal income tax purposes, the Fund must meet specific source-of-income, asset diversification and distribution requirements and be registered as a management company under the 1940 Act at all times during each taxable year.  In particular, these diversification requirements provide that, to maintain favorable tax treatment, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund.  With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that it controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  This final category includes most MLPs and applies whether the Fund invests in debt or equity of the MLP.  These limits apply only as of the end of each quarter of the Fund’s fiscal (taxable) year, and do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other regulated investment companies.  Failure to meet any of the tests would disqualify the Fund from RIC tax treatment for the entire year.

The remainder of this discussion assumes that the Fund will qualify for treatment as a RIC each year.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Distributions by the Fund generally will be taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of net capital gains (which are generally net long-term capital gains in excess of net short-term capital losses) properly designated as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder. Such capital gain will be long-term capital gain and thus will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012, if the distributions are attributable to Fund shares held by the U.S. Shareholder for more than one year. To the extent that distributions paid by the Fund are attributable to dividends received from corporations, such distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2012.

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Any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by U.S. Shareholders on December 31 of the year in which the dividend was declared. A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the U.S. Shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of Fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.  In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed if other Fund shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2012) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Fund shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum federal income tax rate on the net capital gain of individual U.S. Shareholders is currently scheduled to increase to 20% for taxable years beginning after December 31, 2012. Corporate U.S. Shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years. The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Shareholder’s particular situation.

Recent Legislation.  Recently enacted legislation requires certain U.S. Shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares for taxable years beginning after December 31, 2012. U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.

Receipt of Distributions.  Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder. In such latter case, the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for an applicable treaty), and the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

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Distributions of net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of Fund shares, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. Shareholder in the United States, or (b) the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.  For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Redemptions of Shares.  A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption of the Fund’s shares, except in the following cases:

•
the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.),

•	the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

•
the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares, and the Non-U.S. Shareholder holds more than 5% of the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Recently enacted legislation, as implemented by Treasury Department guidance, generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2013, of U.S.-source dividends and the gross proceeds from dispositions of stock that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. Shareholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and sale or disposition of Fund shares.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your tax identification number (“TIN”) is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28% and is scheduled to increase on January 1, 2013.

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The foregoing discussion regarding federal and state taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this prospectus, and is subject to change by legislative or administrative action. You should consult your own tax advisors concerning the federal, state, local, and foreign tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Financial highlights are not provided because the Fund has not commenced operations as of the date of this prospectus.

GENERAL INFORMATION

Administrator and Transfer Agent

UMB Fund Services, Inc. serves as the administrator, transfer agent and dividend disbursing agent to the Trust and the Fund. Shareholders of the Fund may contact the Transfer Agent with any questions regarding their transactions in shares of the Fund and account balances.

Custodian

UMB Bank, n.a. serves as custodian for the Trust and the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund’s investments in securities depositories and with sub-custodians approved by the Fund.

Distributor

UMB Distribution Services, LLC serves as the principal distributor for the Fund pursuant to a Distribution Agreement for the purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund.

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INVESTMENT ADVISOR

SteelPath Fund Advisors, LLC
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

ADMINISTRATOR AND
TRANSFER AGENT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN

UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri 64141

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

[                          ]

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
1601 K Street NW
Washington, DC  20006

Annual/Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

Statement of Additional Information

The SAI provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

39

To Obtain Information

The SAI and the Fund’s annual and semi-annual reports to shareholders will be available, without charge, upon request. To obtain a free copy of the SAI, annual report or semi-annual report, to request other information about the Fund, or if you have questions about the Fund:

By Internet

Go to www.steelpath.com.

By Telephone

Call 1-888-614-6614 or your securities dealer.

By Mail

Write to:
SteelPath Fund Advisors, LLC
2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

From the SEC

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22363

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The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SteelPath MLP and Infrastructure Debt Fund

Class A Shares (_____)

Class C Shares (_____)

Class I Shares  (_____)

A series of The SteelPath MLP Funds Trust

2100 McKinney Ave, Suite 1401
Dallas, Texas 75201

Statement of
Additional Information
Dated            , 2011

This Statement of Additional Information (the “SAI”) is not a prospectus.  It supplements the information contained in the Prospectus dated            , 2011 (the “Prospectus”) for the SteelPath MLP and Infrastructure Debt Fund (the “Fund”), which is a series of The SteelPath MLP Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on December 1, 2009 as a statutory trust under the laws of the State of Delaware. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

To obtain a copy of the Prospectus, please write to SteelPath Fund Advisors, LLC, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201, call 888-614-6614 or go online to www.steelpath.com.

The Fund seeks to provide capital appreciation and current income as a secondary objective. The Fund is managed by SteelPath Fund Advisors, LLC (the “Advisor”). Shares of the Fund are distributed on a continuous basis at their current net asset value (“NAV”) per share by UMB Distribution Services, LLC (the “Distributor”).

THE FUND

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers three different share classes, Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Board”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date. The Board may establish additional series and offer shares of new series of the Trust at any time.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal or until the election and qualification of his successor. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Under normal circumstances, no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Diversification

The Fund is a non-diversified investment company under the 1940 Act, which means that the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer, or the effects of a single economic, political or regulatory event, may cause greater fluctuations in the value of the Fund’s shares.  Although the Fund is non-diversified, it is subject to the diversification rules of the Internal Revenue Code that apply to regulated investment companies (“RICs”).  These rules provide that, to maintain favorable tax treatment, the Fund may not acquire a security if, as a result, with respect to 50% of the value of its total assets, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of an issuer would be held by the Fund.  With respect to the remaining 50% of the value of its total assets, the Fund would be limited to holding no more than 25% of its total asset value in the securities of any one issuer, the securities of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (a category that includes most master limited partnerships (“MLPs”).  These limits apply only as of the end of each quarter of the Fund’s fiscal (taxable) year, and do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other regulated investment companies.

Portfolio Turnover

Although the Fund generally does not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. It is expected that the Fund’s portfolio turnover rate will not exceed [  ]%. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates.

INVESTMENT STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Prospectus, certain of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

Principal Investment Strategies and Related Risks

Money Market Instruments

When the Advisor determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.  The Fund also may invest in high-quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

Bank Obligations

Bank obligations include certificates of deposit (“CDs”), time deposits (“TDs”), bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. The Fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks. CDs held by the Fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve addition, and less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Advisor carefully evaluates such investments on a case-by-case basis.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Other corporate obligations include high-quality, U.S. dollar-denominated short-term bonds and notes, including variable amount master demand notes.

      Cash and Cash Equivalents

The Fund may invest in cash and cash equivalents.  Cash equivalents include money market funds, certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.  As stated in the Prospectus, the Fund may invest up to 100% of its net assets in cash and cash equivalents for temporary defensive purposes.

Borrowings

The Fund may borrow from financial institutions to leverage or increase its portfolio holdings. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within 3 days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of leverage through borrowings involves special risks.  The Fund’s assets generally will fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender.  As a result, the Fund’s NAV will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment income and could offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the Fund’s investment performance compared with what it would have been without leverage.

The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

Energy Infrastructure Companies

The Fund will invest in the equity and debt securities of energy infrastructure companies.  The energy infrastructure companies in which the Fund will invest include businesses engaged in the: (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, and (iv) owning, managing and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel.

Energy infrastructure companies are subject to risks specific to the industry they serve. These risks include the following:

Commodity Risks.  The return on the Fund’s investments in energy infrastructure companies will depend on the margins received by those companies or other energy infrastructure companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy infrastructure companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Supply and Demand Risks.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a reduction in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely affect the financial performance or prospects of energy infrastructure companies. Energy infrastructure companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, growing interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Operational Risks.  Energy infrastructure companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some energy infrastructure companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Acquisition Risks.  The ability of energy infrastructure companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of energy businesses that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

Regulatory Risks.  Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy infrastructure company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies.

Rising Interest Rate Risks:  The values of debt and equity securities of energy infrastructure companies in our portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an energy infrastructure company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Weather Risks.  Extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricane Katrina in 2005, or natural resource disasters, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the debt and equity securities of the MLPs and energy infrastructure industry in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

Catastrophe Risk. The operations of energy infrastructure companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy infrastructure companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect an energy infrastructure company’s operations and financial condition and the securities issued by the company and the MLPs that invest in the company.

Competition Risk. The energy infrastructure companies in which the Fund may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors, including major oil companies, independent exploration and production companies, MLPs and other diversified energy companies will have superior financial and other resources.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of energy infrastructure companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an energy infrastructure company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an energy infrastructure company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Financing Risk. Some of the energy infrastructure companies in which the Fund will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with energy infrastructure companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us.  In addition, certain energy infrastructure companies are dependent on their parents or sponsors for a majority of their revenues.

Equity Securities

Common Stocks

The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

The Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Fund may invest in the lowest credit rating category.

Preferred Stock

The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights

The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the rating agencies (“Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See “High Yield and Lower-Rated Securities” below for a discussion of those securities and see “rating categories” in Appendix A for a general description of the Rating Agencies’ ratings.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Advisor will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by the Fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer the Fund’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Advisor may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

Bank Loans

Bank loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured bank loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Bank loans are subject to the same risks as other fixed income instruments described in this section.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities of any rating or maturity.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  The Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Floating Rate Securities

Floating rate debt securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term, tax-exempt rates or some other objective measure.

High Yield and Lower-Rated Securities

Fixed-income securities rated below investment grade, such as those rated BB by Standard & Poors Ratings Services and/or Ba by Moody’s Investors Service, Inc. or the equivalent by another ratings agency (“Ratings Agency”), or, if unrated, are deemed to be of comparable quality by the Advisor (“junk bonds”), though higher yielding, are characterized by higher risk. See “rating categories” below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The success of the Fund’s investments in lower-rated securities may be more dependent on the Advisor’s credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Advisor’s judgment may play a greater role in valuation because less reliable, objective data may be available.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher-rated securities and will fluctuate over time. These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. The Fund will not have any arrangement with any person concerning the acquisition of such securities. The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Greenfield Projects

Greenfield Projects are energy-related projects built by private joint ventures formed by energy infrastructure companies.  Greenfield Projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund will invest in the secured debt and equity of Greenfield Projects.  However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Advisor believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns.  Greenfield Projects involve less investment risk than typical private equity financing arrangements.  The primary risk involved with Greenfield Projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board or the Advisor, has determined under Board-approved guidelines are liquid.  No Fund, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when the Advisor considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Limited Liability Company (“LLC”) Common Units

Some energy infrastructure companies in which the Fund may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLPs

The Fund invests in and/or seeks exposure to MLPs that primarily derive their revenue from energy infrastructure assets and energy-related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”), (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”), (iii) that process, treat, and refine natural gas liquids and crude oil (“Downstream MLPs”), and (iv) engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel (“Other Energy MLPs”).

The United States is in the middle of an energy infrastructure build-out predicated on two fundamental factors: modest long-term growth in energy demand, and shifting locations of supplies. These factors are still at play even in this rough economic climate. The Energy Information Administration (“EIA”) is forecasting energy use to decline in 2009 and remain relatively level in 2010, but given demographic growth trends, believes that through the next decade the United States will be producing and using more energy, including fossil fuels. Shifting supply sources are just as significant, as new infrastructure will be required to move these resources to end-use markets. Burgeoning unconventional resource plays will more than double their gas production by 2015. The opportunity set is noteworthy: at least $150 billion of new-build assets and at least $200 billion of existing assets still held in private and public corporations that will continue to migrate to the MLP structure over the next ten years. Given the expansion opportunities, the Advisor believes that public equity investments in energy infrastructure will be able to outpace the broader market.

MLP Equity Securities:

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. (“NYSE”) and the Nasdaq National Market System (“Nasdaq”). The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units.    Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders.  The Fund may purchase subordinated units in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or OTC, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity Securities.  The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares  I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. For purposes of the Fund’s policy to invest at least 80% of its Managed Assets in MLPs in the energy sector, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.

MLP General Partner or Managing Member Interests.    The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Debt Securities.

Debt securities issued by MLPs may include those rated below investment grade or that are unrated but judged to be below investment grade by the Advisor at the time of purchase. A debt security of an MLP will be considered to be investment grade if it is rated as such by one of the rating organizations or, if unrated, are judged to be investment grade by the Advisor at the time of purchase. The Fund may invest in MLP debt securities without regard to their maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Pay-in-kind (PIK) Securities

PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, the Fund may be required to accrue income on certain PIK securities for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest or other income the Fund actually received. The Fund may be required to, among other things, sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Private Equity Investments

Private equity investments, which include private investments in public equity (“PIPEs”), described below, and other private equity transactions and which are distinct from investments in private equity funds, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses.  Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions.  Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel.  The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed.  Additionally, privately held companies are not subject to Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Advisor may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Private Investments in Public Equity (PIPEs)

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Ratings of Securities

Subsequent to its purchase by the Fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Fund.  Neither event will require the sale of such securities by the Fund, but the Advisor will consider such event in determining whether the Fund should continue to hold the securities. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in the Fund’s Prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between the Fund as purchaser and an approved counterparty as seller.  The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian.  Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed- upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the purchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Advisor, present a minimal risk of default during the term of the agreement.  The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds, corporate obligations and convertible securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on investments of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that they are obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

U.S. Government Securities

The Fund may invest in U.S. Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”), and securities of the Small Business Administration); or by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer or the U.S. Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by Fannie Mae (or “FNMA,” formerly the Federal National Mortgage Association) or Freddie Mac (or “FHLMC,” formerly the Federal Home Loan Mortgage Corporation)). The Fund also may invest in securities  issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The principal issuers or guarantors of mortgage-backed securities are the GNMA, FNMA and FHLMC. GNMA, a wholly owned U.S. Government corporation within the Department of Housing and Urban Development (“HUD”), creates pass-through securities from pools of government guaranteed (Farmers Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and FHLMC, which are U.S. Government-sponsored stockholder-owned corporations that are under conservatorship and subject to regulation by the Federal Housing Finance Authority, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages.  FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

Zero Coupon and Step-Up Securities

Zero coupon securities are notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Other Investment Strategies and Related Risks

Caps, Floors and Collars

The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies.  In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount.  A collar is a combination instrument in which the same party buys a cap and sells a floor.  Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other.  The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged.  The Fund may be both buyers and sellers of these instruments.  In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities.  Like swaps, caps, floors and collars are very flexible products.  The terms of the transactions entered by the Fund may vary from the typical examples described here.

Hybrid Instruments

The Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the Fund’s NAV.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Options, Futures and Other Strategies

General.  The Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in and MLP or other underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)      Successful use of most Financial Instruments depends upon the Advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction.  The Advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)      Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)      As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)      Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management, the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permits the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of a counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies and Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Advisor are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts.  The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position.  Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed-upon date.  Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any forward contract unless the Advisor believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty.  If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Prepaid Forward Contracts. The Fund may enter into prepaid forward contracts.  In a prepaid forward contract, the Fund will receive an up-front payment (typically, 75-85% market value) in exchange for delivery of the underlying investment or cash in the future. Since the contract establishes floor and threshold prices that govern how many shares of an investment, such as an MLP (or the cash equivalent) are returned at a given market price, the Fund would be protected against downside risk below the floor while enjoying appreciation potential up to the threshold.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund is unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies, ETFs and ETNs

Exchange-Traded Funds.  The Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs trade like common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  As a shareholder of an ETF, the Fund would be subject to its ratable share of an ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the risks of the Fund’s investments in other investment companies, which are described above.

Exchange-Traded Notes.  Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market.

Other Registered Investment Company Securities.  The Fund at times may invest in shares of other investment companies, including open-end funds, such as money market mutual funds, closed-end funds, business development companies, unit investment trusts, and other investment companies of the Trust, to the extent permitted by applicable law. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Private Investment Companies. The Fund may also invest in the securities of private investment companies, including “hedge funds” and private equity funds. As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will have to be determined under policies approved by the Board.

Senior Loans

Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value.

Senior loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.  Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.  Senior loans may have fixed or floating interest rates.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the senior loan. This will likely reduce dividends and lead to a decline in the Fund’s NAV.  Additionally, the value of the collateral may not equal the Fund’s investment when the loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the senior loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non payment of scheduled interest or principal and the collateral may not be readily liquidated.  In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of collateral securing the senior loan. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.  Senior loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other senior loan participants or agents that originate or administer senior loans.

Swap Agreements

The Fund may enter into one or more swap agreements that provide exposure to MLPs. The types of swap agreements that the Fund may enter into include: total return, bullet, interest rate, index, currency exchange rate and security swap agreements.  The Fund may use swap agreements to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an investment, such as an MLP, that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities. The “notional amount” of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

The swap agreements to be entered into by the Fund typically calculate and settle the obligations of the parties on a “net basis” with a single payment. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” by marking as segregated unencumbered cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily. Any obligations “covered” in such a manner will not be construed to be “senior securities” for purposes of the Fund’s fundamental investment restriction concerning senior securities, or borrowing for purposes of the Fund’s fundamental investment restriction concerning borrowing.

The counterparty to a swap agreement is expected to be a large financial institution, but counterparties may include banks, investment banking firms or broker-dealers. A counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of a swap agreement would have increased in value had it been invested in the particular securities underlying the agreement, plus the dividends that would have been received on those securities, plus the interest that would have been earned on the proceeds of the short sales underlying the short sale portfolio.

Structured Notes

The Fund may invest in structured notes.  Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument.  Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements.  Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed income securities and derivative instruments such as call or put options.

INVESTMENT POLICIES

Fundamental Investment Restrictions

The Fund’s investment restrictions as set forth below are fundamental policies that may not be changed without the approval of a majority of the Fund’s shareholders. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  The Fund’s investment objective and, except as otherwise noted in the Fund’s Prospectus or SAI, the Fund’s investment policies are non-fundamental and may be changed by the Board without the approval of its shareholders.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Fund may not:

1.      Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.      Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.      Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.      Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, except that the Fund will concentrate its investments in the group of industries that comprise the energy sector.

5.      Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.      Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, commodities and currencies), options (including options on futures contracts on indices of securities, interest rates, commodities and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

7.      Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of portfolio securities, including restricted securities or other investment company securities.

MANAGEMENT OF THE FUND

The Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust, including the Fund, the SteelPath MLP Select 40 Fund, the SteelPath MLP Alpha Fund and the SteelPath MLP Income Fund (collectively, the “Funds”), which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds.  The Board oversees the Funds’ officers and service providers, including the Advisor.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Advisor’s investment personnel and the Trust’s Chief Compliance Officer.  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Funds’ Audit Committee), independent counsel and other service providers as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds.  The Advisor, as part of its investment advisory responsibilities, is responsible for the day-to-day management of the risks associated with the Funds’ investment portfolios.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds.  The Board performs this risk management oversight directly and, as to certain matters, through the Audit Committee, the Valuation Committee and the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, each Fund’s risks include, among others, investment risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds.  In addition, under the general oversight of the Board, the Advisor and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.  The Funds’ Chief Compliance Officer (“CCO”) and senior officers of the Advisor regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from the Advisor with respect to the Funds’ investments.  In addition to regular reports from the Advisor, the Board also receives reports regarding other service providers to the Funds, either directly or through the Advisor or the Funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from the Advisor in connection with the Board’s consideration of the renewal of the Trust’s investment advisory agreement with the Advisor and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

In addition, the Audit Committee receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

The Board is currently comprised of five Trustees.  Four of the Trustees are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  Duke R. Ligon, an Independent Trustee, serves as Chairman of the Board.  The Chairman’s responsibilities include presiding at all meetings of the Board and the Independent Trustees, and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds.  The Chairman also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through the Audit Committee and the Valuation Committee.  The Audit Committee operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee.  The Valuation Committee operates pursuant to the Trust’s Valuation Policy and Procedures (the “Valuation Procedures”), which have been approved by the Board.  The members and responsibilities of the Audit Committee and Valuation Committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Trustees, Audit Committee and Valuation Committee, is appropriate for the Funds in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board, the Audit Committee and the Valuation Committee are functioning effectively and whether, given the size and composition of the Board, the Audit Committee, the Valuation Committee and the Trustees are able to oversee effectively the number of Funds in the complex.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone.  During the fiscal year ended November 30, 2010, the Board met five times, holding three in-person meetings and two telephonic meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Unless otherwise indicated, each Trustee’s address is 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201.

Name, Address, and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

Edward F. Kosnik YOB: 1944	Trustee	Indefinite/Since January 25, 2010	Private investor, Director of Blueknight Energy Partners G.P., L.L.C. (formerly Semgroup Energy Partners GP LLC), from July 2008 to November 2009; Director of Buckeye GP LLC (petroleum refining) from its inception in 1986 to September 2007; Director of Premcor Inc. (petroleum refining) from November 2004 to September 2005; member of the Board of Trustees of Marquette University from September 2006 to September 2009. He is a consultant to a private energy investment corporation.	4	N/A

Duke R. Ligon YOB: 1941	Trustee and Chairman of the Board	Indefinite/Since January 25, 2010	Devon Energy Corporation, Senior Vice President and General Counsel from January 1997 to February 2003; Love’s Travel Stops & Country Stores, Inc., Strategic Advisor	4	Blueknight Energy Partners, L.P., Quest Midstream Partners, L.P., Heritage Trust Company, Security State Bank, Panhandle Oil and Gas Inc., and Pre-Paid Legal Services, Inc.

Name, Address, and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Davendra S. Saxena YOB: 1979	Trustee	Indefinite/Since January 25, 2010	Tudor, Pickering, Holt & Co., Director, Investment Banking, 2011-Present; Berenson & Company, Director, Energy Investment Banking, 2003-2011	4	N/A

Peter M. Lebovitz YOB: 1955	Trustee	Indefinite/Since January 17, 2011	Founder and Managing Partner, Harkness Partners, LLC (consulting firm), 2010 to present; Advisory Board Member, Cantilever Capital, LLC (investment management holding company), 2009-present; Investment Committee Chair, Advisor and Consultant, KRC Inc. (family office), 2008-present; Board Member, Crosswind Investments, LLC (investment management), 2007-present; Managing Partner, Managers Investment Group LLC (formerly, the Managers Funds), 1994-2007, 2005-2007; President & CEO 1994-2005, Fund Trustee 1999-2005, the Managers Funds	4	N/A
Interested Trustee*

Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010	Advisor, Founder, Member and Portfolio Manager, 2009-Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004-Present; Goldman Sachs & Co., Energy Research Division, 2001-2004	4	PostRock Energy Corporation; National Association of Publicly Traded Partnerships

*Gabriel Hammond is an interested trustee because he owns a controlling interest in the Advisor.

      In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Edward F. Kosnik:  Mr. Kosnik has extensive experience in the energy industry and in investment and organizational management, having served on the boards of a publicly traded MLP that operates a network of midstream energy assets, two petroleum refining companies and a private university, and as a consultant to a private energy investment corporation.

Duke R. Ligon:  Mr. Ligon is an attorney and has extensive experience in the securities and energy industries and with corporate matters in general, including experience as a trustee or director of multiple public and private companies and as a senior officer and general counsel of a natural gas and oil exploration and production company.

Davendra S. Saxena:  Mr. Saxena has extensive experience in the investment banking and energy industries, including as a director in investment banking at an energy investment and merchant bank and as a director in energy investment banking at a financial advisory and investment management firm.

Peter M. Lebovitz:  Mr. Lebovitz has extensive experience in the investment management industry as a board member and officer of a mutual fund, a board member and/or managing partner of investment management firms, the founder and managing partner of a consulting firm, and the investment committee chair, adviser and consultant for a family office.

Gabriel Hammond:  Mr. Hammond has extensive experience in the investment management business and energy industry, including as a founder and manager of the Advisor and an affiliate, as a member of the energy research division of an investment bank, and as a board member of a company engaged in the acquisition, exploration, development, production and transportation of oil and natural gas.

Board Committees

The Trust has an Audit Committee, consisting of Messrs. Kosnik, Lebovitz, Ligon and Saxena.  The members of the Audit Committee are not “interested” persons of the Funds (as defined in the 1940 Act).  The primary responsibilities of the Audit Committee are, as set forth in its charter, (a) to oversee the accounting and financial reporting processes of the Trust and each Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; (d) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (e) to act as a liaison between the Trust’s independent auditors and the full Board.  The Audit Committee met three times during the fiscal year ended November 30, 2010.

The Trust also has a Valuation Committee.  The Valuation Committee is comprised of any one Trustee.  The primary responsibility of the Valuation Committee is to review and approve the fair valuation of a security. The Valuation Procedures require that a Trustee’s approval be based on whether the Valuation Procedures have been followed in determining the fair value of a security.  Under the Valuation Procedures, each fair valuation must be reported to the Board at its next regularly scheduled meeting.  If the Valuation Committee, in consultation with the Advisor, is unable to determine a fair value for a security, a meeting of the Board will be convened.  The Valuation Committee did not meet during the fiscal year ended November 30, 2010.

Board of Trustees’ Interest in the Fund

As of the date of this SAI, no Trustee owns shares of the Fund.  The following table shows the amount of shares beneficially owned in the other Funds in the Trust by each Trustee of the Trust as of the calendar year ended December 31, 2010.

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Edward F. Kosnik	None
Duke R. Ligon	None
Davendra S. Saxena	None
Peter M. Lebovitz	None
Interested Trustee
Gabriel Hammond	Over $100,000

Ownership of Securities of Investment Advisor and Related Companies

As of December 31, 2010, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the Advisor or the Distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Advisor or the Distributor.  During the year ended December 31, 2010, neither the Independent Trustees, nor their immediate family members, had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  None of the Independent Trustees are also officers or are affiliated with the Trust.

Trustee Compensation

From January 2010 through March 2011, each Independent Trustee was paid: (i) an annual retainer of $5,000; (ii) a fee of $1,000 for each quarterly meeting of the Board attended; and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Advisor, or their affiliates, receive no compensation from the Trust. Trustee compensation received from the Trust for the Trust’s fiscal year ended November 30, 2010 is set forth in the table below.

Effective April 2011, each Independent Trustee is paid: (i) an annual retainer of $30,000; (ii) a fee of $2,000 for each quarterly and special meeting of the Board attended; and (iii) a fee of $1,000 for each meeting attended of any committee of the Board of which such Trustee is a member.  The Chairman of the Board is paid an additional $10,000 per year retainer and the Audit Committee Chair is paid an additional $5,000 per year retainer.

The Trust has not completed a full fiscal year of operations. The information in this table is provided from January 2010 through November 30, 2010.

Name of Person, Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust and Trust Complex Paid to Trustees
Independent Trustees
Edward F. Kosnik, Trustee	$10,000	None	$10,000
Duke R. Ligon, Trustee	$10,000	None	$10,000
Davendra S. Saxena, Trustee	$10,000	None	$10,000
Peter M. Lebovitz,1 Trustee	None	None	None
Interested Trustee
Gabriel Hammond, Trustee	None	None	None
1 Mr. Lebovitz was elected to serve as a Trustee on January 17, 2011.

Officers

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their ages, their business addresses and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is 2100 McKinney Ave., Suite 1401, Dallas, Texas  75201.

Name and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years

Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010
Advisor, Founder, Member and Portfolio Manager, 2009-Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004-Present; Goldman Sachs & Co., Energy Research Division, 2001-2004

Stuart Cartner YOB: 1960	Vice President and Treasurer	Indefinite/Since January 25, 2010	Advisor, Member and Portfolio Manager, 2009-Present, SteelPath Capital Management LLC, Member and Portfolio Manager, 2007-Present; Goldman Sachs, Vice President, 1988-2007

Erin Moyer YOB: 1979	Secretary	Indefinite/Since March 18, 2010	SteelPath Capital Management LLC, Vice President; JHU Applied Physics Laboratory, Lead Engineer

James McCain YOB: 1951	Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite/Since November 23, 2010
SteelPath Capital Management LLC, Chief Compliance Officer; SteelPath Fund Advisors, LLC, Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer (2007-2010); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004-2007)

CODE OF ETHICS

The Trust and the Advisor have adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by their respective personnel. The Code of Ethics does not allow employees to purchase any MLP securities for their personal accounts.  Rather, employees are encouraged to own MLPs through the managed products, such as this Trust, creating an alignment of interest with shareholders.

CONTROL PERSONS AND PRINCIPAL HOLDERS

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company or acknowledges (or has received a final adjudication as to) the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of the date of this SAI, the Advisor has seeded the Fund and is the Fund’s sole shareholder.

INVESTMENT ADVISORY AGREEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus titled “Management of The Fund.”

The Advisor is a Delaware limited liability company with offices at 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. The Advisor is affiliated with SteelPath Capital Management, LLC (“SCM”) which was established in 2004 and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. The Advisor is employee owned.  The majority of the Advisor’s employees are investment management personnel, all of whom also work for SCM.  Gabriel Hammond is deemed to control the Advisor by virtue of his majority ownership of its shares. Mr. Hammond also controls SCM as the majority member of SCM. Subject to the supervision and direction of the Board, the Advisor manages the overall investment operations of the Fund, including making investment decisions and placing orders to purchase and sell securities on behalf of the Fund in accordance with the Fund’s stated investment objectives and policies.

The Advisor provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. The Advisory Agreement has an initial term expiring two years after the date of its effectiveness with respect to the Fund, and may be continued in effect from year to year thereafter subject to the annual approval thereof by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Advisor, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisor also provides such additional administrative services as the Trust or the Fund may require beyond those furnished by the Fund’s administrator, UMB Fund Services, Inc. (“Administrator”) and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Advisor (or an affiliate thereof, as applicable) pays the salaries of officers of the Trust who are directors, officers or employees of the Advisor and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Advisor or who are officers or employees of any company affiliated with the Advisor.

In consideration of the services provided by the Advisor, the Fund pays the Advisor a fee that is computed and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has not commenced operations prior to the date of this SAI.  Accordingly, the Fund has paid no fees to the Advisor for the past three fiscal years.

The Advisor has agreed to limit fees and/or reimburse expenses of the Fund until at least [      ], to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, such as deferred income tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs, and extraordinary expenses, such as litigation) exceed [   ]% for Class A shares, [   ]% for Class C shares and [   ]% for Class I shares.  The Advisor can be reimbursed by the Fund on a rolling basis within three years after a fee limitation and/or expense reimbursement has been made by the Advisor, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits.  The fee limitation and/or expense reimbursement may only be terminated with the approval of the Board.

PORTFOLIO MANAGERS

The Advisor has established an investment committee (the “Investment Committee”) that is primarily responsible for all investment-related services provided to the Fund by the Advisor. The Investment Committee is led by Mr. Hammond and Mr. Cartner.  In addition to the information provided below, information regarding the portfolio managers is included in the Prospectus.

Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of __________, 2011
Presented below for each of the categories is the number of
accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
account as of ____________, 2011

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
Gabriel Hammond
Stuart Cartner

Portfolio Manager Compensation as of _________, 2011

The Advisor is employee-owned, creating a unique set of incentives for the portfolio managers by encouraging them to focus on delivering long-term capital appreciation and discouraging them from taking inappropriate risks to boost short-term returns. Delivering long-term value to shareholders is the surest path to create equity value for their ownership stake. The Advisor believes that direct ownership is the strongest and most attractive type of long-term incentive plan available, and the surest way to retain our key personnel, maintain a consistent portfolio team, and deliver the best securities selection advice.

Each portfolio manager receives a base salary, determined by the Advisor, based on his level of responsibility at the Advisor. In determining the amount of the base salary, the Advisor considers compensation levels in the investment management and broader financial services industries, and compensation levels generally at the Advisor and its affiliates.

The portfolio managers do not receive compensation that is based upon the Fund’s pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from the Advisor for their services as portfolio managers.

Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers manage the other Funds in the Trust.  They also may manage other accounts with investment strategies similar to the Fund, including other pooled investment vehicles and separately managed accounts. Fees earned by the Advisor may vary among these accounts, and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers have potential incentives to favor certain accounts over others (including the Fund), which could result in other accounts outperforming the Fund.

A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity because of the need to allocate that opportunity among multiple accounts. If a limited opportunity is appropriate for all of the Funds, the Advisor will allocate the opportunity among the Fund and the other Funds based on the average assets in each Class of shares. In addition, the portfolio managers may execute transactions for another account that may adversely affect the value of securities held by the Fund. However, the Advisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and that the Advisor has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Advisor and the portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain additional conflicts of interest. In addition, the Advisor may act as the investment advisor to accounts pursuing a range of traditional and alternative investment strategies. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses, different investment horizons, implementation of a particular hedging strategy, and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons, and different investment strategies. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

The Advisor has adopted a Code of Ethics, among other policies and procedures, that seeks to ensure that clients’ accounts are not harmed by potential conflicts of interests. The Advisor also has procedures to assure that fair and appropriate allocation of investments purchased and sold is made among all clients.

Ownership of Fund Shares by the Portfolio Managers as of _________, 2011

The Advisor has seeded the Fund and is the Fund’s sole shareholder.  As a result, Mr. Hammond, who is the managing member of the Advisor, indirectly has $[       ] dollar range of beneficial interest in the Fund.  Mr. Cartner has $[___] dollar range of beneficial interest in the Fund.

DISTRIBUTOR

Shares of the Trust are distributed on a continuous basis at their current NAV per share by the Distributor. The Distributor provides services to the Fund pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distribution Agreement is terminable without penalty, on at least 30 days’ prior written notice, by the Board, by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or by the Distributor. After its initial term, the Distribution Agreement may be renewed for successive one-year terms, provided such continuance is specifically approved by (1) the Board; or (2) vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act), provided that, in either event, the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Distributor and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans or Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement provides that it will terminate automatically in the event of its “assignment” (as defined by the 1940 Act and the rules thereunder). In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law. The principal business address of the Distributor is at 803 West Michigan Street, Milwaukee, Wisconsin 53233.  The Fund has not commenced operations prior to the date of this SAI.  Accordingly, the Fund has paid no underwriting commissions to the Distributor for the fiscal year ended November 30, 2010.

The Advisor has entered into an agreement with the Distributor whereby the Advisor has agreed to compensate and reimburse the Distributor for the expenses the Distributor incurs in connection with its activities pursuant to the Distribution Agreement. Any payments made by the Advisor to the Distributor under this agreement are from its own resources.

Rule 12b-1 Plan.  The Trust has adopted a plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of the Class A and Class C shares. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Plans the Fund will pay the Distributor an annual fee (the “12b-1 Fee”) consisting of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% of the average daily net assets of the Fund’s Class C shares.

Subject to the supervision of the Board of the Trust, the Fund may make payments under the Plans for services related to the distribution of the Fund’s Class A and Class C shares and/or the provision of services to Class A and Class C shareholders.  The Fund may make payments to, among others, securities dealers or brokers, administrators or other financial intermediaries, including the Distributor, financial institutions, investment advisors and others that are engaged in the sale of Fund shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Fund shares or that hold Fund shares for shareholders in omnibus accounts or as shareholders of record and to financial intermediaries that provide shareholder or administrative services to the Fund and its shareholders or that maintain shareholder accounts. The Fund also may pay the: (a) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to a Plan) who engage in or support distribution of Fund shares; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) costs of preparing, printing and distributing sales literature; (e) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (f) costs of implementing and operating a Plan.

The Fund has not commenced operations prior to the date of this SAI.  Accordingly, the Fund has not made any Rule 12b-1 payments for the fiscal year ended November 30, 2010.

A Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust’s Board, including a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Rule 12b-1 Independent Trustees”). A Plan may be terminated at any time, without penalty, by vote of a majority of the Rule 12b-1 Independent Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Other material amendments to the Trust’s Plan would be required to be approved by vote of the Board, including a majority of the Rule 12b-1 Independent Trustees.

DESCRIPTION OF SHARES

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. Shareholders of the Trust and any other future series or classes of the Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or class. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Additional Information Regarding Sales Charges

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “The Fund’s Share Classes.”

Class A Shares – Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Rights of Accumulation. Subject to the limitations described below regarding aggregation, you may take into account your accumulated holdings in Class A shares of the Fund, the SteelPath MLP Select 40 Fund, the SteelPath MLP Alpha Fund and/or the SteelPath MLP Income Fund to determine your sales charge on investments in accounts eligible to be aggregated.

Qualifying investments for aggregation include those made by you and your “immediate family members” as discussed in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•	trust accounts established by you or your immediate family;

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust, estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•
for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes, or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent (“Letter”).  Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter. The Letter will be considered completed if the shareholder dies within the 13-month letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter Period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Concurrent Purchases.  As described in the Prospectus, you may reduce your Class A sales charge by combining simultaneous purchases of Class A shares of the Fund, the SteelPath MLP Select 40 Fund, the SteelPath MLP Alpha Fund and/or the SteelPath MLP Income Fund subject to a sales load.

Other Purchasers.  In addition to those purchasers discussed in the Prospectus, Class A shares of the Fund also may be sold at NAV (without the imposition of a front-end sales charge) to:

1.   the Advisor and its affiliated companies as well as accounts managed by the Advisor and its affiliated companies;

2.   an individual or entity with a substantial business relationship with the Advisor and its affiliated companies, or an individual or entity related or relating to such individual or entity;

3.   full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds; and

4.   directors, officers and employees of financial institutions that have a selling group agreement with the Distributor.

As discussed in the Prospectus, Class A sales charges also may be waived on purchases made through certain fee-based programs. These programs include those with banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee.

In general, Class A shares are offered at NAV to the relevant persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV privilege, additional investments can be made at NAV for the life of the account.

Moving Between Accounts.  Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an individual retirement account or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Class A Shares and Class C Shares — Contingent Deferred Sales Charges.  As discussed in the Prospectus, the redemption of Class C shares may be subject to a contingent deferred sales charge (“CDSC”) if you redeem your shares within one year of purchase. In addition, if you purchased $1,000,000 or more of Class A shares of the Fund that were not otherwise eligible for a sales charge waiver and subsequently redeem your shares within 12 months from your date of purchase, you may pay up to a 1.00% CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gain distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC on Class A shares and Class C shares will be waived. The Advisor or the Fund’s transfer agent may require documentation prior to waiver of the CDSC.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

Additional Information Regarding Redemptions

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus titled “How To Redeem Shares.”

Redemption In Kind. Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets.  However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90 day period.  Redemption in kind is not as liquid as a cash redemption.  In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, or when an emergency exists such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (3) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

Information regarding the Fund’s portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO of the Trust. Such information is typically disclosed the day after each calendar month end.  In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund. The Trust’s policy permits disclosure of information to the Fund’s investment advisor or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors).  The CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund. Any such arrangements approved by the CCO are subject to duties of confidentiality and not to trade on such information and are required to be reported to the Board. The Trust believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where the Advisor, the Distributor or an affiliated person of the Advisor or Distributor stands to benefit to the detriment of the Fund.

The Board has approved the Trust’s policy regarding disclosure of portfolio holdings information.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Advisor, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio securities held, purchased or sold by the Fund.

Consistent with the Trust’s policy, information relating to the Fund’s portfolio securities is provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information and duties of confidentiality. There are no other arrangements in effect involving the disclosure of information regarding the Fund’s portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions

Advisor	Daily	Ethical

Administrator and Distributor	Daily	Contractual and Ethical

Custodian	Daily	Contractual and Ethical

Independent Registered Public Accounting Firm	During annual audit	Ethical

Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical

Printers	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.

Broker-Dealers	As frequently as daily	Contractual and Ethical

Rating and Ranking organizations	First business day after a month end	Contractual and Ethical

Companies that provide analytical services to the Fund and the Advisor	First business day after a month end	Contractual and Ethical

DETERMINATION OF NET ASSET VALUE

Pricing of Shares

The price of the Fund’s shares is based on its NAV, which is calculated by dividing the value of the Fund’s assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding.  The NAV of the Fund’s shares is determined once daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  The price at which a security is purchased or redeemed is based on the next calculation of NAV after receipt of an order in proper form by the Fund’s transfer agent or an appropriate financial intermediary.

Securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. Securities listed on the Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported.  If the last sale price on the NYSE is different from the last sale price on any other exchange on which a security is traded, the NYSE price will be used.  However, if a last-quoted sale price is not readily available, securities will be valued at the mean of the last bid and ask price.  If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day.

Bonds and other fixed income securities, other than short-term fixed income securities, will be valued based on the price provided by an independent pricing service.  Debt securities for which market quotations are readily available are valued at the mean price as provided by an independent pricing service.  If the Advisor determines that the valuation supplied by an independent pricing service does not reflect fair market value, the investment will be valued at fair value as determined by procedures adopted by the Board.  If market quotations are not readily available, debt securities will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price will be used.  Short-term fixed income securities with maturities of 60 days or less will be valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Fixed income securities with maturities greater than 60 days will be valued based on prices received from an independent pricing service or principal market maker.  Repurchase agreements and reverse repurchase agreements with maturities of seven days or less will be valued at cost.  Longer-term repurchase agreements and reverse repurchase agreements will be valued at the average of bid quotations from at least two recognized purchasers of such agreements.

Exchange-traded options on securities and indices generally will be valued at their last sales price or, if no last sales price is available, at their last bid price.  Options traded in the OTC market will be valued based on the average of the last bid prices received from two or more dealers.  If there is only one dealer, the mean of the dealer’s last bid and ask prices will be used.  Futures contracts will be valued at their closing price on their primary exchange.  If a closing price is not readily available, the mean of the last bid and ask prices will be used.  Swaps and other privately negotiated agreements will be valued pursuant to a valuation model approved by the Board or by an independent pricing service.  Credit default swaps also may be valued based on information from another independent source based on prior trading information.

Pursuant to procedures adopted in good faith by the Board, the Fund will fair value its securities and other assets when market quotations are not readily available. Generally, this includes securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event, securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker.  A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security.

Fair value pricing is intended to result in a more accurate determination of the Fund’s NAV and should reduce the potential for stale pricing arbitrage opportunities in the Fund.  However, attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

ADDITIONAL TAX INFORMATION

This section and the discussion in our Prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the “Code”, and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code, or (v) except as provided below.

The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Qualification as a RIC

The Fund intends to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualifies, the Fund (but not shareholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that the Fund distributes to shareholders. In order to qualify for the special tax treatment afforded to RICs, the Fund must meet an annual income test, quarterly asset diversification tests, and an annual distribution requirement, all as described further below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.

The Income Test. Under the annual income test, at least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent the Fund holds interests in entities that are taxed as grantor trusts for federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests.  Under the quarterly diversification tests, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities (including debt securities) of one or more qualified publicly traded partnerships. These tests are referred to as the “Diversification Tests.”

The Annual Distribution Requirement.  The Fund’s deduction for dividends paid to shareholders during the taxable year must equal or exceed 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends that the Fund declares after the end of the Fund’s taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of the Fund’s capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which the Fund intends to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. This distribution requirement is referred to as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Although the Fund presently does not intend to do so, the Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to our shareholders while the Fund’s debt obligations unless certain “asset coverage” tests are met.  Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under federal income tax principles) to shareholders would not be deductible by the Fund in computing the Fund’s taxable income. In such case, under current law distributions to the Fund’s shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining Distributions would be treated as a capital gain. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before requalifying as a RIC that is accorded special tax treatment.

 The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund intends to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent the Fund’s disqualification as a RIC.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a Distribution to shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Gain that the Fund derives from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.

The Fund intend to invest in debt and equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by us from such equity investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which the Fund invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such equity investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC.  Similar issues could arise if our debt investments in such MLPs are re-characterized as equity for tax purposes.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an equity investment in an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund may invest in Canadian entities that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Canadian entities in which the Fund may invest are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian entities in which the Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian entity is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian entities in which the Fund invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Fund will depend on whether the Canadian entity is a qualified publicly traded partnership (as described above) or not. If the Canadian entity is a qualified publicly traded partnership, the Fund’s investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian entity, however, is not treated as a qualified publicly traded partnership, then the consequences to the Fund of an investment in such Canadian entity will depend upon the amount and type of income and assets of the Canadian entity allocable to the Fund. The Fund intends to monitor its investments in Canadian entities to prevent our disqualification as a RIC.

Income received by the Fund with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pay such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

Dividends from the Fund’s investment company taxable income, whether received in cash or additional Fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits.  A portion of the dividends from the Fund’s investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to “qualified dividend income” that individual shareholders receive in taxable years beginning before January 1, 2013 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate for the Fund may not exceed the aggregate dividends the Fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the Fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Fund’s distributions of net capital gain (“capital gain distributions”) do not qualify for the dividends-received deduction.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions the Fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2013, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her Fund shares held for more than one year will qualify for that maximum rate.  Furthermore, if shares of the Fund are purchased within 30 days before or after a redemption of shares of that Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of any newly purchased shares.

Dividends and other distributions the Fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Taxation of Non-U.S. Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“non-U.S. shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership).  In addition, distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the Fund beginning before January 1, 2012, unless legislation is enacted extending this exemption to later years.  “Short-term capital gain dividends” are dividends that are attributable to short-term capital gain realized by the Fund (generally, the excess of the Fund’s net short-term capital gain over long-term capital loss for such taxable year, computed with certain adjustments).  “Interest-related dividends” are dividends that are attributable to certain original discount, interest on obligations in registered form (with certain exceptions),  and interest on deposits derived from U.S. sources, all of which would be exempt from withholding if received directly by a non-U.S. shareholder, and any interest-related dividend from another RIC, reduced by expenses that are allocable to such income.  Depending on our circumstances, the Fund may designate all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

If the income from the Fund is effectively connected with a shareholder’s U.S. trade or business, the shareholder will be subject to federal income tax on such income as if the shareholder were a U.S. shareholder. Non-U.S. shareholders must satisfy certain certification and filing requirements to qualify for the exemptions from U.S. withholding tax and for a reduced rate of U.S. withholding tax under income tax treaties. Non-U.S. shareholders should consult their tax advisers with respect to the potential application of these regulations. Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or the Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use a default cost basis method that has not yet been determined. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The current backup withholding rate of 28% is scheduled to increase on January 1, 2013.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The Fund has not commenced operations prior to the date of this SAI.  Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years.

The Advisor may serve as investment advisor to other clients, including private investment companies, and the Advisor may in the future act as investment advisor to other registered investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets are managed by the Advisor in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and best execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Advisor from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

In seeking to implement the Trust’s policies, the Advisor effects transactions with brokers and dealers it believes provide the most favorable prices and are capable of providing efficient executions. The Advisor may place portfolio transactions with a broker or dealer that furnishes research and other services to the Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934. The information and services received by the Advisor from brokers and dealers may be used for more than one account managed by the Advisor, and may benefit in the accounts of other clients and not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Advisor believes the value of such services is not determinable and does not significantly reduce its expenses.

PROXY VOTING PROCEDURES

The Trust has delegated authority to vote proxies to the Advisor, subject to the supervision of the Board.   It is the Advisor’s policy to vote all proxies received by the Fund in a manner that serves the best interests of the Fund.  The policy includes procedures to address potential conflicts of interest between the Fund’s shareholders and the Advisor, Distributor or their affiliates.  The Advisor’s proxy voting policies are attached to this SAI as Appendix A.

The Fund’s voting records relating to portfolio securities during the 12-month period ending on June 30 of each year will be available without charge, upon request by calling toll-free, 888-614-6614, or by accessing www.steelpath.com or the SEC’s website at www.sec.gov.

GENERAL INFORMATION

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account opening applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Independent Registered Public Accounting Firm

[                         ] is the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board.

Custodian

UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO 64141, serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits.

Administrator

The Trust has entered into an agreement with the Administrator, 803 West Michigan Street, Milwaukee, WI 53233, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring the Fund’s compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Administrator is affiliated with the Fund’s Distributor.  The Fund pays the Administrator an annual fee calculated based upon the Fund’s average daily net assets. The fee is paid monthly.  The Fund has not commenced operations prior to the date of this SAI.  Accordingly, the Fund has not paid an administrative service fee for the last three fiscal years.

Transfer Agent

UMB Fund Services, Inc. also serves as transfer agent for the Trust.

Legal Counsel

K&L Gates LLP serves as counsel to the Trust.

Financial Statements

The Fund’s independent registered public accounting firm, [                ], audits and reports on the Fund’s annual financial statements.  The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of the independent registered public accounting firm.  Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.  The Fund has not commenced operations prior to the date of this SAI.  Accordingly, no financial statements are available for the Fund.

Appendix A

Description of Securities Ratings

Corporate and Municipal Long-Term Bond Ratings

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ’BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ’BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

• ☐☐	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

• ☐☐	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• ☐☐	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

The following descriptions of Moody’s short-term ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The following descriptions of Moody’s commercial paper ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B

INTRODUCTION

Proxies are an asset of a client account, which should be treated by SteelPath with the same care, diligence and loyalty as any asset belonging to a client.  As such, SteelPath views seriously its responsibility to exercise voting authority over securities that are owned by its client’s portfolios.  The following guidelines should be observed with respect to proxies.  These guidelines also address special provisions for voting proxies of the SteelPath Mutual Funds (the “Trust”), and conflicts of interests that may arise in connection with such proxies.  A client may direct SteelPath to vote in a particular manner at any time upon written notice to SteelPath.

POLICY STATEMENT

The Firm understands and appreciates the importance of proxy voting.  To the extent that the Firm has discretion to vote proxies for an Advisory Client, the Firm will vote any such proxies in the best interests of the Advisory Client and in accordance with the procedures outlined below (as applicable).

SteelPath’s policy is to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of its clients.

PROCEDURES

All proxies sent to Advisory Clients that are actually received by the Firm (to vote on behalf of the Advisory Client) will be provided to SteelPath through a third-party voting administrator.

SteelPath will generally adhere to the following procedures (subject to limited exception):

•	A written record of each proxy voted on by the Firm will be kept in the Firm’s files;
•	The Chief Compliance Officer or designee will call a meeting (which may be via telephone) of appropriate officers and/or employees (collectively referred to as “Proxy Voting Committee”)
•
Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines below.  If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

•
If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth below.  The internal proxy administrator will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

•	The third-party proxy administrator shall maintain the voting records.

Handling of Conflicts of Interest

As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between the Firm and Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client.

If a conflict is identified and deemed “material” by the Proxy Voting Committee, the Firm will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected Advisory Clients. If conflicts arise, the Firm will:

•	Engage outside counsel to determine how to vote such proxies; or

•	Determine it is appropriate to disclose the conflict to affected Advisory Clients and give Advisory Clients the opportunity to vote the proxies in question themselves.

Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Managed Account, the Firm will endeavor to vote proxies in the best interests of each Advisory Client.

Although voting certain proxies may be subject to the discretion of the Firm, the Firm is of the view that voting proxies in accordance with the following general guidelines is in the best interests of the Advisory Clients:

The Firm will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:

•	Election of directors (where there are no related corporate governance issues);
•	Selection or reappointment of auditors; or
•	Increasing or reclassification of common stock.

The Firm will generally vote against proposals that:

•	Make it more difficult to replace members of the issuer’s board of directors or board of managers; and
•	Introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain Advisory Clients).

The Firm will generally vote against proposals that make it more difficult for an issuer to be taken over by outsiders, and in favor of proposals to do the opposite.

The Firm will generally vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance.

The Firm will generally vote against proposals to move the company to another state less favorable to shareholders’ interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in the Firm’s Form ADV Part II and will be updated whenever these policies and procedures are updated.  Advisory Clients will also be provided with contact information as to how they can obtain information about the details of the Firm’s procedures (i.e., a copy of these procedures), and voted proxies.

Books and Records

The Proxy Administrator is responsible for maintaining files relating to the Firm’s proxy voting records.  Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of the Firm.

Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;
•	A copy of each proxy statement that the Firm actually receives;

•	A record of each vote that the Firm casts;
•	A copy of any document that the Firm created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and
•
A copy of each written request for information on how the Firm voted proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of an Advisory Client.

PART C
OTHER INFORMATION

Item 28.  Exhibits.

Exhibit Number	Description

(a)(1)	Certificate of Trust, incorporated by reference to the Registrant’s registration statement on Form N-1A filed on December 9, 2009 (File No. 333-163614).

(a)(2)
Certificate of Amendment to Certificate of Trust, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(a)(3)
Amended and Restated Declaration of Trust, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed May 27, 2011 (File No. 333-163614).

(b)
Form of Amended and Restated Bylaws of Registrant, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(c)	None other than in Exhibits (a)(3) and (b).

(d)
Investment Advisory Agreement between Registrant and SteelPath Fund Advisors, LLC. incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011 (File No. 333-163614).

(d)(i)	Amendment to Schedule A to Investment Advisory Agreement (To be filed by amendment).

(e)
Form of Distribution Agreement between Registrant and UMB Distribution Services, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010  (File No. 333-163614).

(e)(i)	Amendment to Schedule A to Distribution Agreement (To be filed by amendment).

(f)	Not applicable.

(g)
Form of Custody Agreement between Registrant and UMB Bank, n.a., incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(g)(i)	Amendment to Appendix B to Custody Agreement (To be filed by amendment).

(h)(1)
Form of Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc., incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(h)(1)(i)	Amendment to Schedule A to Administration and Fund Accounting Agreement (To be filed by amendment).

Exhibit Number	Description

(h)(2)
Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc., incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(h)(2)(i)	Amendment to Schedule A to Transfer Agency Agreement (To be filed by amendment).

(h)(3)
Form of Expense Limitation and Reimbursement Agreement for SteelPath MLP Select 40 Fund between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(h)(4)
Form of Expense Limitation and Reimbursement Agreement for SteelPath MLP Alpha Fund between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(h)(5)
Form of Expense Limitation and Reimbursement Agreement for SteelPath MLP Income Fund between Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(h)(6)	Expense Limitation and Reimbursement Agreement for SteelPath MLP and Infrastructure Debt Fund between Registrant and SteelPath Fund Advisors, LLC (To be filed by amendment).

(h)(7)
Form of Inbound Call Management and Fulfillment Services Agreement between Registrant and UMB Distribution Services, LLC, incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(h)(8)
Amended and Restated Service Plan for Class A Shares, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011 (File No. 333-163614).

(h)(8)(i)	Amendment to Schedule A to Service Plan for Class A Shares (To be filed by amendment).

(i)	Opinion and Consent of K&L Gates LLP with respect to SteelPath MLP and Infrastructure Debt Fund (To be filed by amendment).

(j)	Consent of Independent Registered Public Accounting Firm (To be filed by amendment).

(k)	Not applicable.

(l)	Initial Seed Capital Subscription Agreement, incorporated by reference to the Registrant’s registration statement on Form N-1A filed March 3, 2010 (File No. 333-163614).

(m)(1)	Rule 12b-1 Plan for Class A Shares, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011 (File No. 333-163614).

Exhibit Number	Description

(m)(1)(i)	Amendment to Schedule A to Rule 12b-1 Plan for Class A Shares (To be filed by amendment).

(m)(2)	Rule 12b-1 Plan for Class C Shares, incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A filed June 9, 2011 (File No. 333-163614).

(m)(2)(i)	Amendment to Schedule A to Rule 12b-1 Plan for Class C Shares (To be filed by amendment).

(n)
Amended and Restated Plan Pursuant to Rule 18f-3, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed May 27, 2011 (File No. 333-163614).

(o)	Not applicable.

(p)
Amended and Restated Joint Code of Ethics of Registrant and SteelPath Fund Advisors, LLC, incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A filed May 27, 2011 (File No. 333-163614).

Other Exhibits.

(q)(1)	Power of Attorney from Edward F. Kosnik for The SteelPath MLP Funds Trust (Filed herewith).

(q)(2)	Power of Attorney from Duke R. Ligon for The SteelPath MLP Funds Trust (Filed herewith).

(q)(3)	Power of Attorney from Davendra S. Saxena for The SteelPath MLP Funds Trust (Filed herewith).

(q)(4)	Power of Attorney from Peter M. Lebovitz for The SteelPath MLP Funds Trust (Filed herewith).

Item 29.  Persons Controlled by or Under Common Control with the Fund.

None.

Item 30.  Indemnification.

Article VII of the Amended and Restated Declaration of Trust of the Registrant states:

Section 2.      Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.      Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.      Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.

Article VI  of the Amended and Restated By-Laws of the Registrant states:

Section 1.      Agents, Proceedings and Expenses.

For purposes of this Article VI, “agent” means any person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a Trustee, director, partner, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, partner, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article VI.

Section 2.      Actions Other Than By Trust.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that such person acted in good faith and reasonably believed: (i) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3.      Actions by The Trust.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that such person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.      Exclusion Of Indemnification.

Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Trust.

No indemnification shall be made under Sections 2 or 3 of this Article VI:

(a)      In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b)      In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c)      Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of with or without court approval, unless the required approval set forth in Section 6 of this Article VI is obtained.

Section 5.      Successful Defense By Agent.

To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article VI or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article VI.

Section 6.      Required Approval.

Except as provided in Section 5 of this Article VI, any indemnification under this Article VI shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article VI and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article VI, by:

(a)      A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act); or

(b)      A written opinion by an independent legal counsel.

Section 7.      Advance Of Expenses.

Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act), or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification.  Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article VI for determining that the indemnification is permissible.

Section 8.      Other Contractual Rights.

Nothing contained in this Article VI shall affect any right to indemnification to which persons other than Trustees and officers of the Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9.      Limitations.

No indemnification or advance shall be made under this Article VI, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a)      That it would be inconsistent with a provision of the Declaration, a resolution of the Shareholders, or an agreement in effect at the time of accrual or the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b)      That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10.    Insurance.

Upon the approval of the Board of Trustees, the Trust may purchase and maintain insurance protecting any agent of the Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but the portion of the cost of such insurance protecting the agent against liabilities as to which the Trust would not have the power to indemnify the agent under the provisions of this Article VI and the Declaration shall not be borne by the Trust.

Section 11.      Fiduciaries Of Employee Benefit Plan.

This Article VI does not apply to any proceeding against any Trustee, Investment Manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the Trust as defined in Section 1 of this Article VI.  Nothing contained in this Article VI shall limit any right to indemnification to which such a Trustee, Investment Manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article VI.

Sections 7 and 9 of the Registrant’s Investment Advisory Agreement state:

7.           The Trust assumes and shall pay or cause to be paid all expenses of the Trust not expressly assumed by the Advisor under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Funds and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Advisor or who are not officers or employees of any company affiliated with the Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust’s independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

9.           In the event the operating expenses of a Fund, including amounts payable to the Advisor pursuant to paragraph 8 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed any expense limitation applicable to the Fund under any state securities laws or regulations (as such limitations may be raised or lowered or waived upon application of the Trust or the Advisor from time to time) and which are not pre-empted by federal law, the Advisor shall reduce its fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust for annual operating expenses of the Fund in excess of such expense limitation; provided, however, that there shall be excluded from expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification relating thereto) paid or payable by the Fund to the extent permissible under applicable laws and regulations.  The amount of any such reduction in fee or reimbursement of expenses shall be calculated and accrued daily and settled on a monthly basis, based upon the expense limitation applicable to the Fund as at the end of the last business day of the month.  Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Advisor’s fee shall be applicable.

Section 4 of the Registrant’s Distribution Agreement states:

4.   Indemnification.

4.2(a)    Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act (“Trust Indemnitees”), free and harmless from and against any and all Losses which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, (a) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Trust’s registration statement or any prospectus, as from time to time amended or supplemented, or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, information relating to the Distributor and furnished in writing to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof, or (b) to the extent any Losses arise out of or result from the willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.  Distributor's agreement to indemnify the Trust and any of the Trust Indemnitees shall not be deemed to cover any Losses to the extent they arise out of or result from the Trust’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement. Promptly after receipt by the Trust of notice of the commencement of an investigation, action, claim or proceeding, the Trust shall, if a claim for indemnification in respect thereof is to made under this section, notify the Distributor in writing of the commencement thereof, although the failure to do so shall not prevent recovery by the Trust or any Trust Indemnitee.

4.2(b)    The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld.  In the event the Distributor elects to assume the defense of any such suit and retain such counsel and notifies the Trust of such election, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them subsequent to the receipt of the Distributor’s election.  If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor, or in case there is a conflict of interest between the Distributor and the Trust or any of the Trust Indemnitees, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them.  The Distributor’s indemnification agreement contained in this Section 4.2 and the Distributor’s representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust or any of the Trust Indemnitees, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Trust's benefit, to the benefit of each of the Trust Indemnitees and their estates and successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its current or former officers, directors, managers, members, agents or affiliates in connection with the issue and sale of any of the Shares.

Sections 6(a), 7(a) and (b) and  8(b) of the Registrant’s Custody Agreement state:

6.   Standard of Care

(a)  General Standard of Care.

The Custodian shall be liable to a Fund for all losses, damages and reasonable costs and expenses suffered or incurred by such Fund resulting from the negligence or willful misfeasance of the Custodian; provided, however, in no event shall the Custodian be liable for special, indirect or consequential damages arising under or in connection with this Agreement.

7.  Liability of the Custodian for Actions of Others.

(a)  Domestic Subcustodians.

The Custodian shall be liable for the acts or omissions of any Domestic Subcustodian to the same extent as if such actions or omissions were performed by the Custodian itself.

(b)  Liability for Acts and Omissions of Foreign Subcustodians.

The Custodian shall be liable to a Fund for any loss or damage to such Fund caused by or resulting from the acts or omissions of any Foreign Subcustodian to the extent that, under the terms set forth in the subcustodian agreement between the Custodian or a Domestic Subcustodian and such Foreign Subcustodian, the Foreign Subcustodian has failed to perform in accordance with the standard of conduct imposed under such subcustodian agreement and the Custodian or Domestic Subcustodian recovers from the Foreign Subcustodian under the applicable subcustodian agreement.

8.  Indemnification

(b)  Indemnification by the Custodian.

Subject to the limitations set forth in this Agreement and in addition to the obligations provided in Sections 6 and 7, the Custodian agrees to indemnify and hold harmless each Fund from all losses, damages and expenses suffered or incurred by each such Fund caused by the negligence or willful misfeasance of the Custodian.

Section 5(c) of the Registrant’s Inbound Call Management and Fulfillment Services Agreement states:

5.          Limitation of Liability

(c)  UMBDS agrees to indemnify and hold harmless the Trust, its trustees, officers, agents and affiliates (collectively the “Trust Indemnified Parties”), from and against any and all claims, demands, costs, charges, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by a Trust Indemnified Party or for which any Trust Indemnified Party may be held liable arising out of or in any way relating to UMBDS’ willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Advisor.

SteelPath Fund Advisors, LLC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  Information as to any other substantial business in which the directors, officers or partners of SteelPath Fund Advisors, LLC have been engaged within the last two fiscal years as director, officer, employee, partner or trustee is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70946) and is incorporated herein by reference.

Item 32.  Principal Underwriter.

(a) UMB Distribution Services, LLC (the “Distributor”) is a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. The Distributor currently serves as principal underwriter for the following investment companies other than the Registrant:

Cheswold Lane Funds, Commonwealth International Series Trust, Giant 5 Funds, Green Century Funds, Lotsoff Capital Management Investment Trust, The Marsico Investment Fund, Nakoma Mutual Funds, Scout Funds, Vericimetry Funds and The Westport Funds.

(b) The following is a list of the directors and executive officers of the Distributor, all of which have as their principal business address 803 W. Michigan St., Milwaukee, WI 53233:

Name	Position with Distributor	Position and Offices With Registrant
Robert J. Tuszynski	President	None

Christine L. Mortensen	Treasurer	None

Constance Dye Shannon	Secretary	None

Karen Fay Luedtke	Chief Compliance Officer	None

(c) Not applicable.

Item 33.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of UMB Fund Services, Inc., 803 W. Michigan St., Milwaukee, WI 53233.

Item 34.  Management Services.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Dallas, and the State of Texas, on the 15th day of September, 2011.

THE STEELPATH MLP FUNDS TRUST

/s/ Gabriel Hammond
By:	Gabriel Hammond Trustee and President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gabriel Hammond	Trustee and President	September 15, 2011
Gabriel Hammond

/s/ Stuart Cartner	Vice President and Treasurer	September 15, 2011
Stuart Cartner

/s/ Edward F. Kosnik*	Trustee	September 15, 2011
Edward F. Kosnik

/s/ Duke R. Ligon*	Trustee	September 15, 2011
Duke R. Ligon

/s/ Davendra S. Saxena*	Trustee	September 15, 2011
Davendra S. Saxena

/s/ Peter Lebovitz*	Trustee	September 15, 2011
Peter Lebovitz

*By: /s/ Gabriel Hammond
Gabriel Hammond, Attorney-in-Fact

Exhibit Index

Exhibit No.	Description

Exhibit (q)(1)	Power of Attorney from Edward F. Kosnik for The SteelPath MLP Funds Trust.

Exhibit (q)(2)	Power of Attorney from Duke R. Ligon for The SteelPath MLP Funds Trust.

Exhibit (q)(3)	Power of Attorney from Davendra S. Saxena for The SteelPath MLP Funds Trust.

Exhibit (q)(4)	Power of Attorney from Peter M. Lebovitz for The SteelPath MLP Funds Trust.